UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6310
Legg Mason Partners Variable Portfolios II
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2006	Legg Mason Partners
Variable Portfolios II

Legg Mason Partners
  Variable Diversified
  Strategic Income Portfolio

Legg Mason Partners
  Variable Equity Index
  Portfolio

Legg Mason Partners
  Variable Growth and
  Income Portfolio

Legg Mason Partners
  Variable Aggressive
Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios II

   Annual Report • December 31, 2006
What’s
Inside

Letter from the Chairman	I
Legg Mason Partners Variable Diversified Strategic Income Portfolio:
Portfolio Overview	1
Fund at a Glance	4
Fund Performance	5
Historical Performance	6
Legg Mason Partners Variable Equity Index Portfolio:
Portfolio Overview	7
Fund at a Glance	10
Fund Performance	11
Historical Performance	12
Legg Mason Partners Variable Growth and Income Portfolio:
Portfolio Overview	13
Fund at a Glance	17
Fund Performance	18
Historical Performance	19
Legg Mason Partners Variable Aggressive Growth Portfolio:
Portfolio Overview	20
Fund at a Glance	23
Fund Performance	24
Historical Performance	25
Fund Expenses	26
Schedules of Investments	28
Statements of Assets and Liabilities	71
Statements of Operations	72
Statements of Changes in Net Assets	73
Financial Highlights	77
Notes to Financial Statements	83
Report of Independent Registered Public Accounting Firm	101
Board Approval of Management and Subadvisory Agreements	102
Additional Information	105
Additional Shareholder Information	110
Important Tax Information	114

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After posting lackluster results in the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as
Legg Mason Partners Variable Portfolios II      I

the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 4.33%.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolios’ fiscal year and to learn how those conditions have affected each Portfolio’s performance.
Special Shareholder Notices
Legg Mason Partners Variable Diversified Strategic Income Portfolio

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”), and Western Asset Management Company Limited (“Western Asset Limited”) became the Portfolio’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

The Portfolio was formerly known as Greenwich Street Series Fund — Diversified Strategic Income Portfolio.
Legg Mason Partners Variable Equity Index Portfolio

During the reporting period, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”), became the Portfolio’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Effective December 18, 2006, Stephen A. Lanzendorf, CFA, investment officer of Batterymarch joined Charles Ko as a co-portfolio manager for the Portfolio. Mr. Lanzendorf is a
II     Legg Mason Partners Variable Portfolios II

co-director and senior portfolio manager of the Batterymarch U.S. Equities investment team. He has 22 years of investment experience. Mr. Lanzendorf joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf was employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies (1999-2005).

The Portfolio was formerly known as Greenwich Street Series Fund — Equity Index Portfolio.

Legg Mason Partners Variable Growth and Income Portfolio

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Shareholder approval of a reorganization pursuant to which the Portfolio’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio has been obtained. It is expected that the Portfolio will be terminated, and shares of the Acquiring Portfolio will be distributed to Portfolio shareholders on or about April 30, 2007.

The Portfolio was formerly known as Greenwich Street Series Fund — Salomon Brothers Variable Growth and Income Fund.
Legg Mason Partners Variable Aggressive Growth Portfolio

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and ClearBridge became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.
Legg Mason Partners Variable Portfolios II      III

Shareholder approval of a reorganization pursuant to which the Portfolio’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Variable Portfolios III — Legg Mason Partners Variable Aggressive Growth Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio has been obtained. It is expected that the Portfolio will be terminated, and shares of the Acquiring Portfolio will be distributed to Portfolio shareholders on or about April 30, 2007.

The Portfolio was formerly known as Greenwich Street Series Fund — Salomon Brothers Variable Aggressive Growth Fund.

Information About Your Portfolios

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolios’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolios’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolios are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolios are contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
January 31, 2007
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
IV     Legg Mason Partners Variable Portfolios II

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
Legg Mason Partners Variable Portfolios II      V

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Portfolio Overview
Legg Mason Partners Variable Diversified Strategic Income Portfolio
Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.
   Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.
   Both high yield bonds and emerging market debt performed very well during the fiscal year. Continued strong corporate profits, low default rates and solid demand helped the high yield bond market generate solid results during 12-month period ended December 31, 2006. Over that time, the Citigroup High Yield Market Indexiv gained 11.85%. While the emerging debt market experienced periods of volatility, continued global growth, high commodity prices, and an end to U.S. interest rate hikes supported the asset class. For the 12-month period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 9.88%.
Performance Update
For the 12 months ended December 31, 2006, Legg Mason Partners Variable Diversified Strategic Income Portfolio1 returned 5.39%. The Portfolio’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexvi, returned 4.33%, The Lipper Variable General Bond Funds Category Average2 increased 6.07% over the same time frame.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 50 funds in the Fund’s Lipper category.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      1

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months

Variable Diversified Strategic Income Portfolio[1]	5.98%	5.39%

Lehman Brothers U.S. Aggregate Index	5.09%	4.33%

Lipper Variable General Bond Funds Category Average	5.89%	6.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 50 funds for the six-month period and among the 50 funds for the 12-month period in the Portfolio’s Lipper category.
Q. What were the most significant factors affecting Portfolio performance?
   What were the leading contributors to performance?

A. We managed durationvii tactically during the fiscal year, allowing it to rise and fall with fluctuating interest rates. Our decision to generally have a longer duration during the last half of the year was beneficial as yields fell when the Fed paused from raising interest rates and housing data came in much worse than expected. In addition, an overweight to mortgage-backed securities enhanced results as they outperformed Treasuries. An emphasis on BBB-rated corporate securities and high yield bonds boosted returns as well. In particular, overweight positions in Ford Motor Co., General Motors Corporation and GMAC were helpful as they performed extremely well during the period. Finally, a small exposure to emerging market debt enhanced fund results.
   What were the leading detractors from performance?

A. A long duration during the first half of the reporting period detracted from results as the economy was stronger than expected and the Fed continued to raise interest rates. Over the same timeframe, our yield curve positioning hurt results. In particular, our bias to the short- to intermediate-part of the curve was detrimental as the yield curve flattened. In addition, the Portfolio’s exposure to Treasury Inflation Protected Securities (“TIPS”)viii was a negative to performance as inflationary pressures subsided in the second half of the year as oil prices fell sharply.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes during the period.
   Thank you for your investment in the Legg Mason Partners Variable Diversified Strategic Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.
Sincerely,
Western Asset Management Company
January 22, 2007
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Mortgage Backed Securities (47.0%), Corporate Bonds & Notes (31.3%), Collateralized Mortgage Obligations (21.9%), Asset-Backed Securities (9.8%) and U.S. Government & Agency Obligations (7.3%). The Portfolio’s composition is subject to change at any time.
RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

[v]	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

viii	U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      3

Fund at a Glance (unaudited)
Legg Mason Partners Variable Diversified Strategic Income Portfolio

Investment Breakdown
4     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Fund Performance
Legg Mason Partners Variable Diversified Strategic Income Portfolio

Average Annual Total Returns (1) (unaudited)

Twelve Months Ended 12/31/06	5.39%

Five Years Ended 12/31/06	6.21

Ten Years Ended 12/31/06	5.31

Inception* through 12/31/06	6.03

Cumulative Total Return (1) (unaudited)

12/31/96 through 12/31/06	67.78%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is October 16, 1991.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      5

Historical Performance (unaudited)
Legg Mason Partners Variable Diversified Strategic Income Portfolio

Value of $10,000 Invested in the Legg Mason Partners Variable Diversified Strategic Income Portfolio vs. Lehman Brothers U.S. Aggregate Bond Index (December 1996 - December 2006)
The chart above compares the growth in value of a hypothetical $10,000 investment in Legg Mason Partners Variable Diversified Strategic Income Portfolio on December 31, 1996 through December 31, 2006, with that of a similar investment in the Lehman Brothers U.S. Aggregate Bond Index. Figures for the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and include treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
6     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Portfolio Overview
Legg Mason Partners Variable Equity Index Portfolio
Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The U.S. equity market generated positive returns in 2006, despite worries about interest rate hikes and rising oil prices in the first half of the year. However, such concerns dissipated and equities rallied sharply in the second half of the year. Better-than-expected home sales during the fourth quarter suggested that the housing slump may soon bottom out. While encouraging economic data at year-end left some investors worried about the diminishing prospects of near-term interest rate cuts in the U.S., oil and gas prices ended the year in a dramatic decline, helping to push U.S. consumer confidence to its highest level since April, 2006.
   The leaders within the S&P 500 Indexi for the year were the real estate component of the financial sector, and the telecommunications and energy sectors. The services component of the healthcare sector was the only sub-sector with a negative return. Many healthcare oriented names underperformed, particularly in the fourth quarter, due to concerns that the Democratic election victory would result in a more adversarial stance towards the healthcare providers, pharmaceutical companies and managed-care operators than would be the case under Republican control.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      7

Performance Update
For the 12 months ended December 31, 2006, Class I shares of Legg Mason Partners Variable Equity Index Portfolio1 returned 15.40%. The Portfolio outperformed the Lipper Variable S&P 500 Index Objective Funds Category Average2, which increased 15.38%. The Portfolio’s unmanaged benchmark, the S&P 500 Index returned 15.78% for the same period.

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months

Variable Equity Index Portfolio[1] — Class I Shares	12.53%	15.40%

S&P 500 Index	12.73%	15.78%

Lipper Variable S&P 500 Index Objective Funds Category Average	12.51%	15.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Class II shares returned 12.38% over the six months ended December 31, 2006. Class II shares returned 15.12% over the twelve months ended December 31, 2006.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds for the six-month period and among the 52 funds for the 12-month period in the Portfolio’s Lipper category.
Q. What were the most significant factors affecting Portfolio performance?
A. We replicated the holdings of the S&P 500 Index to the extent possible given cash flows into and out of the Portfolio. Therefore, performance before fees was largely in line with that of the Index.
   What were the leading contributors to performance?

A. The best performing sectors in the S&P 500 Index included the real estate component of financials, with the real estate investment trusts (REITs) being a major contributor, and telecommunications services, where Bellsouth Corp., Verizon Communications Inc. and AT&T Inc. were major contributors.
   What were the leading detractors from performance?

A. The services component of the healthcare sector was the poorest performer in the S&P 500 Index during the reporting period. In particular, some of the poorest performing stocks in this sector were Express Scripts Inc., Unitedhealth Group Inc. and Coventry Health Care Inc.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds in the Portfolio’s Lipper category.
8     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes made to the Portfolio in the past year. As an index fund, our strategy is to attempt to replicate the returns of the S&P 500 Index. Accordingly, the percentage of the Portfolio’s assets invested in each industry group closely approximated its representation in the S&P 500 Index.
   Thank you for your investment in Legg Mason Partners Variable Equity Index Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goal.
Sincerely,
Batterymarch Financial Management, Inc.
January 20, 2007
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.5%), General Electric Co. (3.0%), Citigroup Inc. (2.1%), Microsoft Corp. (2.0%), Bank of America Corp. (1.9%), Procter & Gamble Co. (1.6%), Johnson & Johnson (1.5%), Pfizer Inc. (1.4%), American International Group Inc. (1.4%) and Morgan Stanley Tri-party Repurchase Agreement (1.4%). Please refer to pages 44 through 61 for a list and percentage breakdown of the Portfolio’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (21.9%), Information Technology (14.9%), Health Care (11.8%), Industrials (10.7%) and Consumer Discretionary (10.5%). The Portfolio’s composition is subject to change at any time.
RISKS: Keep in mind that stock prices are subject to market fluctuations. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the portfolio’s performance. The Portfolio normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the Index or to adjust for relative weightings. The Portfolio does not mirror the Index exactly because, unlike the Index, the Portfolio must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Portfolio’s expenses. Please see the Portfolio’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      9

Fund at a Glance (unaudited)
Legg Mason Partners Variable Equity Index Portfolio

Investment Breakdown
10     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Fund Performance
Legg Mason Partners Variable Equity Index Portfolio

Average Annual Total Returns (1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/06	15.40%	15.12%

Five Years Ended 12/31/06	5.85	5.58

Ten Years Ended 12/31/06	8.08	N/A

Inception* through 12/31/06	10.34	2.24

Cumulative Total Returns (1) (unaudited)

Class I (12/31/96 through 12/31/06)	117.52%

Class II (Inception* through 12/31/06)	18.82

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are October 16, 1991 and March 22, 1999, respectively.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      11

Historical Performance (unaudited)
Legg Mason Partners Variable Equity Index Portfolio

Value of $10,000 Invested in the Legg Mason Partners Variable Equity Index — Class I Shares vs. S&P 500 Index (December 1996 - December 2006)
The chart above compares the growth in value of a hypothetical $10,000 investment in Legg Mason Partners Equity Index Portfolio — Class I shares on December 31, 1996 through December 31, 2006, with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class I share’s performance indicated on this chart, depending on whether greater or lesser sales charge and fees were incurred by shareholders investing in the other class.
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
12     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Portfolio Overview
Legg Mason Partners Variable Growth and Income Portfolio
Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The S&P 500 Indexi rose 15.78% during 2006. The market was led by the telecommunications and energy sectors. Healthcare and technology stocks trailed the market. The correction in May and June was followed by a powerful rally in the second half of the year.
   The key factors in the market action were the robust U.S. economy and the Federal Reserve’s (“Fed”)ii actions to slow it. The Fed increased rates at 17 consecutive Open Market Committee meetings before pausing in August 2006. The Fed increased rates because it was concerned about the roaring U.S. housing market, and because it was afraid of inflationary pressures from low unemployment rates and materials price increases. The easing of these fears enabled them to pause in August. U.S. real gross domestic product (“GDP”)iii growth was 5.6% in the first quarter of 2006 before moderating to 2.6% and 2.0% in the second and third quarters, respectively.
   We believe that the worst of the raw materials pressure is behind us, due to a concerted effort by the world governments. A sharp divergence between commodities traded on exchanges, such as copper and nickel, and non-exchange traded commodities, such as ethylene, began to appear in the first quarter of 2005. Despite similar supply and demand dynamics, exchange traded commodities soared, while non-exchange traded commodities fell. The governments intervened with four commodity margin requirement increases in February and May 2006.iv The Japanese government withdrew over $200 billion of liquidity from the world financial markets in the spring of 2006.v We believe that the declines in oil and commodity prices that began in May will persist, as substantial amounts of new capacity have come on line, and inventories have begun to build.
   The U.S. housing market began to turn down in September 2005. By the summer of 2006, the decline was beginning to look like a rout. Housing starts and sales, and existing home sales, declined at over a 10% rate. Inventories of new and existing houses hit 15-year highs. In August 2006, the housing numbers finally gave signs of stabilizing. Months of inventories of new and existing homes fell in both August and September.vi Coincident with the pause in interest rate hikes and the possible bottom in housing, the stock market started its summer rally.
   The U.S. employment picture and corporate profits were powerful throughout the year. The U.S. unemployment rate hit a low for this business cycle of 4.4% in September.vii Corporate profits rose 19% in the third quarter of 2006.viii Despite the slower GDP growth, there is a firm underpinning to the U.S. economy.
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Performance Update
For the 12 months ended December 31, 2006, Legg Mason Partners Variable Growth and Income Portfolio1 returned 12.40%. The Portfolio underperformed the Lipper Variable Large-Cap Core Funds Category Average2, which increased 13.31%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Russell 1000 Indexix, returned 15.78% and 15.46%, respectively, for the same period.

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months

Variable Growth and Income Portfolio[1]	11.30%	12.40%

S&P 500 Index	12.73%	15.78%

Russell 1000 Index	12.36%	15.46%

Lipper Variable Large-Cap Core Funds Category Average	11.56%	13.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 230 funds for the six-month period and among the 224 funds for the 12-month period in the Portfolio’s Lipper category.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 224 funds in the Portfolio’s Lipper category.
14     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Q. What were the most significant factors affecting Portfolio performance?
A. The Portfolio had strong performance in the financial and consumer discretionary sectors. We held large positions in Goldman Sachs Group Inc. and Merrill Lynch & Co. Inc., who steered through tricky financial market waters to generate excellent returns on equity. Sempra Energy successfully reallocated funds into unregulated businesses. McDonald’s Corp. focus on improving the quality and consistency of its menu drove sales growth.
   The Portfolio was hurt by poor stock picking in the healthcare and telecommunications sectors. We were hurt by the sharp decline in the HMO’s, which occurred despite better than expected earnings. Teva Pharmaceuticals Industries Ltd., the large generic drug company, was hurt by difficulties in assimilating its acquisition of Ivax Pharmaceuticals. In telecommunications, we owned companies that we believed would be takeover candidates, including Sprint Nextel Corp., Alltel Corp. and Echostar Communications Corp. We avoided the regional Bell operating companies and the cable companies, due to concerns that the convergence of cable and broadband telephone service would create pricing pressure. None of the companies that we owned were taken over, and earnings performance was better than expected at the regional Bells and cable companies.
   What were the leading contributors to performance?

A. The biggest contributors to performance were Goldman Sachs Group Inc., Cisco Systems, Inc. and Merrill Lynch & Co. Inc. The best performing sectors were consumer discretionary, energy and financials. Goldman Sachs Group Inc. and Merrill Lynch & Co. Inc. benefited from strong performance in trading and investment banking. Cisco Systems, Inc. saw an increase in demand for its products, driven by the growth of Internet broadband services.
   What were the leading detractors from performance?

A. The stocks that most hurt performance were Teva Pharmaceutical Industries Ltd., Sprint Nextel Corp. and QUALCOMM Inc. The worst performing sectors were healthcare, telecommunications and technology. QUALCOMM Inc.’s strong operating results were overshadowed by ongoing litigation with Nokia Corp. SprintNextel Corp. executed poorly its acquisition of Nextel. Teva Pharmaceuticals Industries Ltd., stock price was hurt by the prospect for a slowdown in 2007 earnings growth.
Q. Were there any significant changes to the Portfolio during the reporting period?
A. The Portfolio is higher in growth and larger in size than it was coming into 2006. We concentrated the portfolio by reducing the number of holdings from 74 to 61, and increased the percentage of the Portfolio in the top 20 holdings from 45% to 50%. We built an aggressive position in housing related holdings such as Toll Brothers Inc., Masco Corp. and Freddie Mac at midyear, after the stocks declined to attractive valuations. The big decline in technology stocks during May and June created an opportunity for us to build large positions in the broadband equipment companies Cisco Systems, Inc., Juniper Networks, Inc. and QUALCOMM Inc.
   We changed our opinion on the outlook for the ethical pharmaceutical companies. We were negative on the outlook for these companies over the past five years, and have now
Legg Mason Partners Variable Portfolios II 2006 Annual Report      15

turned positive. We believe the worst of the pressure from drugs going generic has passed and many of the companies have rebuilt their drug pipelines. The December announcement by Pfizer Inc. to cut over 10% of their sales force signaled to us that many of the ethical drug companies could now begin to aggressively cut costs. As such, we built large positions in selected ethical pharmaceutical companies, including Schering-Plough Corp. and Wyeth.
   Thank you for your investment in the Legg Mason Partners Variable Growth and Income Portfolio. As always, we appreciate that you have chosen us to manage your assets.
Sincerely,

Michael A. Kagan Portfolio Manager ClearBridge Advisors, LLC
January 20, 2007
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (4.0%), Microsoft Corp. (3.6%), Exxon Mobil Corp. (3.1%), QUALCOMM Inc. (3.0%), Wells Fargo & Co. (2.8%), Motorola Inc. (2.8%), Sempra Energy (2.7%), JPMorgan Chase & Co. (2.5%), Cisco Systems Inc. (2.4%) and Merrill Lynch & Co. Inc. (2.4%). Please refer to pages 62 through 65 for a list and percentage breakdown of the portfolio’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (23.4%), Information Technology (18.9%), Consumer Discretionary (12.4%), Industrials (11.6%) and Health Care (9.7%). The Portfolio’s composition is subject to change at any time.
RISKS: Keep in mind, stock prices are subject to market fluctuations. Lower-rated higher yielding securities involve greater credit and liquidity risks than higher-rated obligations. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Please see the Portfolio’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	Source: Bloomberg, 5/06.

[v]	Source: Bloomberg, 7/06.

vi	Source: Bloomberg, 10/06.

vii	Source: The U.S. Department of Labor, 10/06.

viii	Source: Bloomberg, 11/06.

ix	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
16     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Fund at a Glance (unaudited)
Legg Mason Partners Variable Growth and Income Portfolio

Investment Breakdown
Legg Mason Partners Variable Portfolios II 2006 Annual Report      17

Fund Performance
Legg Mason Partners Variable Growth and Income Portfolio

Average Annual Total Returns (1) (unaudited)

Twelve Months Ended 12/31/06	12.40%

Five Years Ended 12/31/06	4.72

Ten Years Ended 12/31/06	5.70

Inception* through 12/31/06	7.86

Cumulative Total Return (1) (unaudited)

12/31/96 through 12/31/06	74.01%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is October 16, 1991.
18     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Historical Performance (unaudited)
Legg Mason Partners Variable Growth and Income Portfolio

Value of $10,000 Invested in the Legg Mason Partners Variable Growth and Income Portfolio — Class I Shares vs. Lipper Variable Large-Cap Core Funds Category Average and S&P 500 Index and Russell 1000 Index (December 1996 - December 2006)
The chart above compares the growth in value of a hypothetical $10,000 investment in Legg Mason Partners Variable Growth and Income Portfolio — Class I Shares on December 31, 1996 through December 31, 2006, with that of a similar investment in the Lipper Variable Large-Cap Core Funds Category Average, S&P 500 Index and Russell 1000 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Large-Cap Core Funds Category Average is composed of 224 large-cap funds as of December 31, 2006, which underlie variable annuities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
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Portfolio Overview
Legg Mason Partners Variable Aggressive Growth Portfolio
Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The stock market ended the past year on an upbeat note, with a broad market rally that began in mid-July and continued through the end of the year. In mid-December, the Dow Jones Industrial Average (“DJIA”)i recorded a new all-time high, and several other major market averages made substantial advances, leaving them at or near multi-year highs. Last year marked the fourth year in a row of gains for equities following the difficult bear market from 2000 to 2002.
Performance Update
For the 12 months ended December 31, 2006, Class I shares of Legg Mason Partners Variable Aggressive Growth Portfolio1 returned 11.06%. The Portfolio outperformed the Lipper Variable Multi-Cap Growth Funds Category Average2, which increased 7.70%. The Portfolio’s unmanaged benchmark, the Russell 3000 Growth Indexii, returned 9.46% for the same period.

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months

Variable Aggressive Growth Portfolio[1] — Class I Shares	9.56%	11.06%

Russell 3000 Growth Index	9.81%	9.46%

Lipper Variable Multi-Cap Growth Funds Category Average	8.55%	7.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Class II shares returned 9.37% over the six months ended December 31, 2006. Class II shares returned 10.75% over the twelve months ended December 31, 2006.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 164 funds for the six-month period and among the 157 funds for the 12-month period in the Portfolio’s Lipper category.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 157 funds in the Portfolio’s Lipper category.
20     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Q. What were the most significant factors affecting Portfolio performance?
A. Relative to the Portfolio’s benchmark, the Russell 3000 Growth Index, the Portfolio’s stock selection had a significant positive impact on performance for the period while the effect of sector allocation was slightly negative. Stock selection in the consumer discretionary and financials sectors accounted for the majority of the Portfolio’s benchmark outperformance for the year, while stock selection in the healthcare and information technology (“IT”) sectors had a negative impact. In terms of sector allocation, the Portfolio’s overweights to consumer discretionary and financials, along with its underweight to IT, helped relative performance for the period, while overweights to the energy and healthcare sectors and underweights to industrials, consumer staples and telecommunications services (no holdings in either the consumer staples or telecom sectors) were relative detractors from performance.
   What were the leading contributors to performance?

A. The greatest contributors to performance for the period included positions in Comcast Corp., Cablevision Systems Corp., and Time Warner Inc., all media industry in the consumer discretionary sector, as well as Merrill Lynch & Co. Inc. in financials and Forest Laboratories Inc. in healthcare. All five top contributors were still held by the Portfolio at the close of the reporting period.
   What were the leading detractors from performance?

A. The greatest detractors from performance for the period included positions in SanDisk Corp. in the IT sector, as well as healthcare sector holdings Amgen Inc., UnitedHealth Group Inc., Genzyme Corp. and ImClone Systems Inc. All five top detractors were still held by the Portfolio at the close of the reporting period.
Q. Were there any significant changes to the Portfolio during the reporting period?
A. While the Portfolio did experience a historically consistent level of portfolio turnover during the past year, we did not make any significant alterations to the portfolio or its sector allocation.
   Thank you for your investment in Legg Mason Partners Variable Aggressive Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets.
Sincerely,
Richard A. Freeman
Senior Portfolio Manager
ClearBridge Advisors, LLC
January 23, 2007
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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Greenwich Capital Markets Inc. Tri-party Repurchase Agreement (11.1%), Comcast Corp., Special Class A Shares (5.3%), Merrill Lynch & Co. Inc. (5.1%), Time Warner Inc. (5.1%), Lehman Brothers Holdings Inc. (4.9%), Forest Laboratories Inc. (4.9%), Anadarko Petroleum Corp. (4.8%), Amgen Inc. (4.7%), Genzyme Corp. (4.6%) and Biogen Idec Inc. (4.4%). Please refer to pages 66 through 69 for a list and percentage breakdown of the portfolio’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Health Care (27.7%), Consumer Discretionary (19.2%), Information Technology (12.6%), Energy (11.1%) and Financials (11.0%). The Portfolio’s composition is subject to change at any time.
RISKS: Investments in small- and medium -capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Please see the Portfolio’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represents leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
22     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Fund at a Glance (unaudited)
Legg Mason Partners Variable Aggressive Growth Portfolio

Investment Breakdown
Legg Mason Partners Variable Portfolios II 2006 Annual Report      23

Fund Performance
Legg Mason Partners Variable Aggressive Growth Portfolio

Average Annual Total Returns (1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/06	11.06%	10.75%

Five Years Ended 12/31/06	4.67	N/A

Ten Years Ended 12/31/06	17.95	N/A

Inception* through 12/31/06	17.73	14.45

Cumulative Total Returns (1) (unaudited)

Class I (12/31/96 through 12/31/06)	421.10%

Class II (Inception* through 12/31/06)	63.43

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are December 3, 1993 and May 12, 2003, respectively.
24     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Historical Performance (unaudited)
Legg Mason Partners Variable Aggressive Growth Portfolio

Value of $10,000 Invested in the Legg Mason Partners Variable Aggressive Growth Portfolio — Class I Shares vs. NASDAQ Composite Index and Russell 3000 Growth Index (December 1996 - December 2006)
The chart above compares the growth in value of a hypothetical $10,000 investment in Legg Mason Partners Variable Aggressive Growth Portfolio — Class I Shares on December 31, 1996 through December 31, 2006, with that of a similar investment in the NASDAQ Composite Index (“NASDAQ”) and Russell 3000 Growth Index. The NASDAQ is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System. Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Prior to February 10, 2000, the Fund was managed by an advisor not affiliated with the current advisor. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
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Fund Expenses (unaudited)
Example
As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio(3)	the Period(4)

Legg Mason Partners Variable Diversified Strategic Income Portfolio — Class I	5.98%	$1,000.00	$1,059.80	0.73%	$3.79

Legg Mason Partners Variable Equity Index Portfolio
Class I	12.53	1,000.00	1,125.30	0.33	1.77
Class II	12.38	1,000.00	1,123.80	0.59	3.16

Legg Mason Partners Variable Growth and Income Portfolio
Class I	11.30	1,000.00	1,113.00	1.31	6.98

Legg Mason Partners Variable Aggressive Growth Portfolio
Class I	9.56	1,000.00	1,095.60	0.87	4.60
Class II	9.37	1,000.00	1,093.70	1.12	5.91

(1)	For the six months ended December 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and /or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Funds’ or class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
26     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(3)

Legg Mason Partners Variable Diversified Strategic Income Portfolio	5.00%	$1,000.00	$1,021.53	0.73%	$3.72

Legg Mason Partners Variable Equity Index Portfolio
Class I	5.00	1,000.00	1,023.54	0.33	1.68
Class II	5.00	1,000.00	1,022.23	0.59	3.01

Legg Mason Partners Variable Growth and Income Portfolio
Class I	5.00	1,000.00	1,018.60	1.31	6.67

Legg Mason Partners Variable Aggressive Growth Portfolio
Class I	5.00	1,000.00	1,020.82	0.87	4.43
Class II	5.00	1,000.00	1,019.56	1.12	5.70

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Funds’ or class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
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Schedules of Investments (December 31, 2006)
LEGG MASON PARTNERS VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Face
Amount†	Security	Value

MORTGAGE-BACKED SECURITIES — 47.0%
FHLMC — 13.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
354,745	5.364% due 2/1/36 (a)(b)	$355,056
1,000,000	6.000% due 1/11/37 (c)(d)	1,007,500
110,441	7.000% due 2/1/15-5/1/16	113,396
159,623	6.500% due 9/1/31 (a)	163,417
7,995,619	5.000% due 7/1/35-12/1/36 (a)	7,719,668
80,000	5.000% due 12/1/36	77,208
725,000	5.000% due 1/11/37 (c)(d)	699,625

	TOTAL FHLMC	10,135,870

FNMA — 17.2%
	Federal National Mortgage Association (FNMA):
50,000	6.625% due 9/15/09	52,094
434,122	6.500% due 3/1/16-10/1/31	444,722
139,008	5.500% due 12/1/16	139,450
3,700,000	5.000% due 1/7/22-1/11/37 (c)(d)	3,607,813
3,950,000	5.500% due 1/17/22-1/11/37 (c)(d)	3,908,955
300,000	6.000% due 1/17/22 (c)(d)	304,219
61,030	7.500% due 2/1/30-7/1/31	63,526
275,384	7.000% due 7/1/30-2/1/32	283,440
138,861	6.000% due 3/1/32-4/1/32	140,211
158,421	6.500% due 3/1/32 (a)	162,102
703,017	6.000% due 4/1/32 (a)	709,653
235,519	7.000% due 4/1/32 (a)	242,349
3,000,000	6.500% due 1/11/37 (c)(d)	3,057,186

	TOTAL FNMA	13,115,720

GNMA — 16.5%
	Government National Mortgage Association (GNMA):
62,029	7.000% due 6/15/28-7/15/29	64,122
270,089	6.500% due 9/15/28-2/15/31	277,874
730,000	5.000% due 1/22/37 (c)(d)	709,925
1,200,000	5.500% due 1/22/37 (c)(d)	1,194,374
10,200,000	6.000% due 1/22/37(c)(d)	10,343,432

	TOTAL GNMA	12,589,727

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $35,660,198)	35,841,317

See Notes to Financial Statements.
28     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

ASSET-BACKED SECURITIES — 9.8%
Home Equity — 9.3%
362,046	AAA	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 5.590% due 9/25/35 (a)(b)	$362,592
620,747	AAA	ACE Securities Corp., Series 2006-SL2, Class A, 5.520% due 1/25/36 (a)(b)	621,289
433,503	AAA	Argent Securities Inc., Series 2006-W4, Class A2A, 5.410% due 5/25/36 (a)(b)	433,800
338,051	AAA	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.430% due 4/28/36 (a)(b)	338,268
510,000	AAA	Bear Stearns Asset Backed Securities, Series 2004-B01, Class 1A2, 5.700% due 9/25/34 (a)(b)	513,477
270,000	AA	Countrywide Asset-Backed Certificates, Series 2004-05, Class M4, 6.600% due 6/25/34 (a)(b)	273,959
		Countrywide Home Equity Loan Trust:
584,398	AAA	Series 2006-D, Class 2A, 5.550% due 9/15/31 (a)(b)	584,801
699,609	AAA	Series 2006-RES, Class 4Q1B, 5.650% due 12/15/33 (a)(b)(e)	700,470
702,741	AAA	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.650% due 3/25/35 (a)(b)(e)	702,741
569,934	AAA	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.520% due 4/25/36 (a)(b)	570,331
481,151	AAA	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.410% due 8/25/36 (a)(b)	481,460
687,193	AAA	Lehman XS Trust, Series 2006-14N, Class 1A1B, 5.560% due 9/25/46 (a)(b)	688,125
200,000	A+	Novastar Home Equity Loan, Series 2004-01, Class M4, 6.325% due 2/25/34 (a)(b)	201,172
572,922	AAA	SACO I Trust, Series 2006-4, Class A1, 5.520% due 2/25/34 (a)(b)	573,352
7,825	BBB	Sail Net Interest Margin Notes, Series 2003-003, Class A, 7.750% due 4/27/33 (e)	1,487

		Total Home Equity	7,047,324

Student Loan — 0.5%
404,234	AAA	First Horizon ABS Trust, Series 2006-HE1, Class A, 5.510% due 10/25/34 (a)(b)	404,516

		TOTAL ASSET-BACKED SECURITIES (Cost — $7,445,626)	7,451,840

COLLATERALIZED MORTGAGE OBLIGATIONS (a) — 21.9%
721,642	AAA	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 5.294% due 6/25/45 (b)	720,476
400,000	AAA	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	382,786

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      29

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

441,340	AAA	Banc of America Mortgage Securities, Series 2005-H, Class 2A1, 4.810% due 9/25/35 (b)	$435,363
355,990	AAA	Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1, 5.447% due 7/16/34 (e)	358,001
		Countrywide Alternative Loan Trust:
625,469	AAA	Series 2005-59, Class 1A1, 5.650% due 11/20/35 (b)	627,929
780,554	AAA	Series 2005-72, Class A1, 5.620% due 1/25/36 (b)	781,872
722,800	AAA	Series 2006-OA06, Class 1A1A, 5.560% due 4/25/36 (b)	721,958
547,927	AAA	Countrywide Home Loan, Mortgage Pass-Through Trust, Series 2005-9, Class 1A1, 5.650% due 5/25/35 (b)	550,567
549,144	AAA	Countrywide Home Loans, Series 2004-23, Class A, 7.413% due 11/25/34 (b)	559,755
474,517	AAA	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.001% due 8/25/35 (b)	469,403
		Downey Savings and Loan Association Mortgage Loan Trust:
533,508	AAA	Series 2005-AR2, Class 2A1A, 5.560% due 3/19/45 (b)	534,470
		Series 2006-AR1:
631,048	AAA	Class 1A1A, 5.747% due 4/19/36 (b)	631,048
631,048	AAA	Class 1A1B, 5.747% due 4/19/36 (b)	631,048
1,029,170	AAA	GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1, 4.577% due 10/25/35 (b)	1,019,258
		Harborview Mortgage Loan Trust:
665,276	AAA	Series 2004-08, Class 2A4A, 5.750% due 11/19/34 (b)	667,851
238,757	AAA	Series 2004-08, Class 3A2, 5.750% due 11/19/34 (b)	239,426
693,580	AAA	Series 2004-11, Class 3A1A, 5.126% due 1/19/35 (b)	696,901
		Indymac Index Mortgage Loan Trust:
605,990	AAA	Series 2005-AR1, Class 1A1, 5.263% due 3/25/35 (b)	610,939
712,505	AAA	Series 2006-AR4, Class A1A, 5.530% due 5/25/46 (b)	713,348
640,000	Aaa(f)	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814% due 6/12/43 (b)	662,347
270,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.844% due 5/12/39 (b)	278,017
787,939	AAA	Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.890% due 3/25/36 (b)	795,131
		Structured Asset Mortgage Investments Inc., Series 2006-AR5:
738,054	AAA	Class 1A1, 5.560% due 5/25/36 (b)	738,983
475,942	AAA	Class 2A1, 5.560% due 5/25/36 (b)	477,369
		Washington Mutual Inc.:
793,496	AAA	Series 2005-AR17, Class A1A1, 5.590% due 12/25/45 (b)	796,270
514,466	AAA	Series 2005-AR19, Class A1A2, 5.610% due 12/25/45 (b)	516,271
320,126	AAA	Series 2006-AR10, Class 1A1, 5.970% due 9/25/36 (b)	323,082

See Notes to Financial Statements.
30     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

		Wells Fargo Mortgage Backed Securities Trust:
514,979	AAA	Series 2005-AR16, Class 6A3, 4.999% due 10/25/35 (b)	$509,599
254,085	AAA	Series 2006-AR8, Class 2A3, 5.240% due 5/25/36 (b)	252,334

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $16,637,205)	16,701,802

CORPORATE BONDS & NOTES — 31.3%
Aerospace & Defense — 0.2%
		L-3 Communications Corp., Senior Subordinated Notes:
25,000	BB+	7.625% due 6/15/12	26,000
125,000	BB+	6.375% due 10/15/15	124,375

		Total Aerospace & Defense	150,375

Airlines — 0.2%
14,848	B+	Continental Airlines Inc., Pass-Through Certificates, Series 2000-2, Class C, 8.312% due 4/2/11	14,932
		United Airlines Inc., Pass-Through Certificates:
23,260	B	Series 2000-1, Class B, 8.030% due 7/1/11	25,368
49,094	B	Series 2000-2, Class B, 7.811% due 10/1/09	54,279
45,000	CCC-	Series 2001-1, Class C, 6.831% due 9/1/08	47,728

		Total Airlines	142,307

Auto Components — 0.0%
25,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	25,531

Automobiles — 0.8%
190,000	BBB	DaimlerChrysler North America Holding Corp., 5.875% due 3/15/11 (a)	190,891
		Ford Motor Co.:
		Debentures:
50,000	CCC+	6.625% due 10/1/28	36,500
25,000	CCC+	8.900% due 1/15/32	22,562
250,000	CCC+	Notes, 7.450% due 7/16/31 (a)	197,500
		General Motors Corp., Senior Debentures:
155,000	B-	8.250% due 7/15/23	144,925
5,000	B-	8.375% due 7/15/33	4,650

		Total Automobiles	597,028

Building Products — 0.0%
20,000	CCC	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	20,700

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      31

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Capital Markets — 1.2%
65,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	$72,150
80,000	AA-	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	80,954
150,000	AA-	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	146,926
80,000	A-	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (b)	80,807
140,000	A+	Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08	138,106
		Morgan Stanley:
		Medium-Term Notes:
210,000	A+	5.625% due 1/9/12 (a)	213,692
50,000	A+	5.824% due 10/18/16 (b)	50,372
60,000		Notes, 3.625% due 4/1/08	58,804
30,000	BBB	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13	35,898

		Total Capital Markets	877,709

Chemicals — 0.4%
50,000	B+	Arco Chemical Co., Debentures, 9.800% due 2/1/20	58,000
10,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (e)	9,800
21,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	21,735
105,000	BB	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	113,400
85,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	92,862

		Total Chemicals	295,797

Commercial Banks — 1.8%
		Glitnir Banki HF:
150,000	A-	Notes, 6.330% due 7/28/11 (e)	154,173
130,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (b)(e)	134,336
260,000	A2(f)	Landsbanki Islands HF, 6.100% due 8/25/11 (a)(e)	264,599
120,000	BBB-	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (b)(e)(h)	125,410
130,000	BBB-	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (b)(e)(h)	130,077
420,000	A	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	415,524
50,000	AA	Wells Fargo & Co., Notes, 5.300% due 8/26/11	50,251
100,000	A+	Wells Fargo Capital X, 5.950% due 12/15/36	98,347

		Total Commercial Banks	1,372,717

Commercial Services & Supplies — 0.6%
50,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	51,500
115,000	BB-	Allied Waste North America Inc., Senior Notes, Series B, 8.500% due 12/1/08	121,469
75,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	83,129
210,000	BBB	Waste Management Inc., 6.375% due 11/15/12 (a)	220,185

		Total Commercial Services & Supplies	476,283

See Notes to Financial Statements.
32     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Consumer Finance — 3.9%
		Ford Motor Credit Co.:
		Notes:
860,000	B	7.375% due 10/28/09 (a)	$862,372
25,000	B	7.875% due 6/15/10	25,226
		Senior Notes:
500,000	B	5.800% due 1/12/09 (a)	491,152
131,000	B	10.610% due 6/15/11 (b)(e)	139,981
		General Motors Acceptance Corp.:
60,000	BB+	Medium-Term Notes, 4.375% due 12/10/07	59,178
		Notes:
660,000	BB+	6.125% due 8/28/07 (a)	660,233
40,000	BB+	5.125% due 5/9/08	39,585
160,000	BB+	5.625% due 5/15/09 (a)	158,823
20,000	BB+	7.250% due 3/2/11	20,817
275,000		6.875% due 9/15/11 (a)	282,348
150,000	BB+	6.750% due 12/1/14	154,305
60,000	BB+	Senior Notes, 5.850% due 1/14/09	59,801

		Total Consumer Finance	2,953,821

Containers & Packaging — 0.5%
75,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	79,500
150,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12 (a)	159,750
136,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	139,740
25,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (e)	26,125
25,000	NR	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (i)	187

		Total Containers & Packaging	405,302

Diversified Consumer Services — 0.3%
		Service Corp. International:
55,000	BB-	Debentures, 7.875% due 2/1/13	58,163
195,000	BB-	Senior Notes, 6.500% due 3/15/08 (a)	196,950

		Total Diversified Consumer Services	255,113

Diversified Financial Services — 3.0%
130,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (e)	126,254
40,000	B-	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (e)	41,300
20,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	20,200
260,000	B+	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)(e)	276,250
440,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (a)	429,265
430,000	AA-	HSBC Finance Corp., Notes, 4.625% due 1/15/08 (a)	427,229
15,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (e)	15,300

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      33

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Diversified Financial Services — 3.0% (continued)
620,000	A	JPMorgan Chase & Co., Subordinated Notes, 5.125% due 9/15/14 (a)	$610,614
100,000	BBB	MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (b)(h)	101,669
160,000	BB+	TNK-BP Finance SA, 7.500% due 7/18/16 (a)(e)	170,600
50,000	CCC+	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.384% due 10/1/15	38,750

		Total Diversified Financial Services	2,257,431

Diversified Telecommunication Services — 1.1%
155,000	A-	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	152,992
50,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (g)(i)(j)	0
25,000	B+	Intelsat Subsidiary Holding Co., Ltd., Senior Notes, 10.484% due 1/15/12 (b)	25,344
160,000	BBB+	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (a)	172,777
16,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	16,980
		Qwest Communications International Inc., Senior Notes:
75,000	B+	7.500% due 2/15/14	77,625
90,000	B+	Series B, 7.500% due 2/15/14	93,150
140,000	BBB+	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15	130,999
1,000,000 MXN	BBB+	Telefonos de Mexico SA de CV, Senior Notes, 8.944% due 1/31/16	96,234
80,000	A	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	87,568

		Total Diversified Telecommunication Services	853,669

Electric Utilities — 1.3%
90,000	BBB	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	91,739
230,000	BBB	Exelon Corp., Bonds, 5.625% due 6/15/35 (a)	217,394
		FirstEnergy Corp., Notes:
120,000	BBB-	Series B, 6.450% due 11/15/11	125,267
270,000	BBB-	Series C, 7.375% due 11/15/31 (a)	308,421
90,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	102,600
130,000	BBB	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	131,552

		Total Electric Utilities	976,973

Energy Equipment & Services — 0.0%
22,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	22,275

Food Products — 0.6%
75,000	B-	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	71,812
355,000	BBB+	Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11 (a)	359,149

		Total Food Products	430,961

Health Care Providers & Services — 1.2%
25,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	24,750
25,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13	25,188

See Notes to Financial Statements.
34     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Health Care Providers & Services — 1.2% (continued)
		HCA Inc.:
140,000	B-	Debentures, 8.360% due 4/15/24	$123,875
		Senior Notes:
6,000	B-	6.300% due 10/1/12	5,505
70,000	B-	6.250% due 2/15/13	62,125
34,000	B-	6.500% due 2/15/16	28,815
		Senior Secured Notes:
90,000	BB-	9.250% due 11/15/16 (e)	96,637
50,000	BB-	9.625% due 11/15/16 (e)	53,875
50,000	B-	IASIS Healthcare LLC/ IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	50,875
50,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	50,125
		Tenet Healthcare Corp., Senior Notes:
75,000	CCC+	7.375% due 2/1/13	69,281
25,000	CCC+	9.875% due 7/1/14	25,563
300,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12 (a)	312,674

		Total Health Care Providers & Services	929,288

Hotels, Restaurants & Leisure — 0.9%
10,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	10,025
45,000	B+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	47,025
25,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	25,688
75,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	72,000
50,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	48,687
		Mandalay Resort Group, Senior Subordinated:
30,000	B+	Debentures, 7.625% due 7/15/13	29,475
80,000	B+	Notes, Series B, 10.250% due 8/1/07	82,300
125,000	BB	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	123,750
50,000	B	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	50,375
75,000	B+	Penn National Gaming Inc., Senior Subordinated Notes, 6.875% due 12/1/11	75,937
75,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13	79,875
50,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (e)	51,500

		Total Hotels, Restaurants & Leisure	696,637

Household Durables — 0.1%
50,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	52,500

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      35

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 0.6%
55,000	B	AES Corp., Senior Notes, 9.500% due 6/1/09	$59,125
		Dynegy Holdings Inc., Senior Debentures:
60,000	B-	7.125% due 5/15/18	58,800
30,000		7.625% due 10/15/26	29,250
25,000	BB-	Edison Mission Energy, Senior Notes, 7.730% due 6/15/09	26,000
		NRG Energy Inc., Senior Notes:
25,000	B-	7.250% due 2/1/14	25,250
85,000	B-	7.375% due 2/1/16	85,637
10,000	BBB-	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	10,324
		TXU Corp., Senior Notes:
70,000	BB+	Series P, 5.550% due 11/15/14	66,804
80,000	BB+	Series R, 6.550% due 11/15/34	75,218

		Total Independent Power Producers & Energy Traders	436,408

Industrial Conglomerates — 0.6%
4,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	4,370
420,000	BBB+	Tyco International Group SA, Notes, 6.000% due 11/15/13 (a)	435,172

		Total Industrial Conglomerates	439,542

IT Services — 0.3%
200,000	BBB-	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (a)	208,632
25,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	26,375

		Total IT Services	235,007

Machinery — 0.1%
65,000	B	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 12.068% due 4/15/14	58,825

Media — 3.9%
125,000	B	Advanstar Communications Inc., Senior Secured Notes, 10.750% due 8/15/10	135,156
175,000	CCC-	CCH I Holdings LLC/ CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	158,813
189,000	CCC-	CCH I LLC/ CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	194,906
150,000	BB+	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	145,904
245,000	BBB+	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	279,414
80,000	BBB+	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	96,514
		Comcast Corp.:
10,000	BBB+	5.875% due 2/15/18	9,913
120,000	BBB+	Notes, 6.500% due 1/15/15	125,226
		CSC Holdings Inc., Senior Notes:
50,000	B+	6.750% due 4/15/12 (e)	49,000
5,000	B+	Series B, 7.625% due 4/1/11	5,119

See Notes to Financial Statements.
36     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Media — 3.9% (continued)
65,000	B	Dex Media East LLC/ Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	$71,744
100,000	B	Dex Media West LLC/ Dex Media Finance Co., Senior Notes, Series B, 8.500% due 8/15/10	104,375
81,000	BB-	DIRECTV Holdings LLC/ DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	84,645
150,000	BB-	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	146,625
130,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 12.250% due 2/15/11	136,500
40,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	39,850
410,000	BB+	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (a)	429,608
175,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13 (a)	189,437
90,000	BBB	News America Inc., 6.200% due 12/15/34	87,151
100,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (e)	109,500
25,000	B	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	27,375
25,000	B+	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (e)	27,906
10,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	10,375
220,000	BBB+	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (a)	246,494
70,000	BBB	Viacom Inc., Senior Notes, 5.750% due 4/30/11	70,102

		Total Media	2,981,652

Metals & Mining — 0.2%
180,000	BBB	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (a)	185,516

Multi-Utilities — 0.4%
45,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	47,402
220,000	BBB	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (a)	222,762

		Total Multi-Utilities	270,164

Multiline Retail — 0.0%
25,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	27,938

Oil, Gas & Consumable Fuels — 5.1%
190,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31 (a)	212,688
		Anadarko Petroleum Corp., Senior Notes:
120,000	BBB-	5.950% due 9/15/16	120,471
50,000	BBB-	6.450% due 9/15/36	50,692
		Chesapeake Energy Corp., Senior Notes:
100,000	BB	6.625% due 1/15/16	99,875
50,000	BB	6.250% due 1/15/18	48,375
220,000	AA	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (a)	217,456

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      37

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 5.1% (continued)
88,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	$92,730
410,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	467,103
130,000	BBB	Devon Energy Corp., Debentures, 7.950% due 4/15/32	158,740
		El Paso Corp., Medium-Term Notes:
50,000	B	7.375% due 12/15/12	52,875
330,000	B	7.800% due 8/1/31 (a)	362,175
75,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	76,500
150,000	BBB	Gaz Capital SA, Notes, 8.625% due 4/28/34 (a)(e)	194,250
180,000	BBB	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (a)(e)	181,710
25,000	B	Inergy LP/ Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	24,688
		Kerr-McGee Corp.:
60,000	BBB-	6.950% due 7/1/24	64,065
370,000	BBB-	Notes, 7.875% due 9/15/31 (a)	442,719
		Kinder Morgan Energy Partners LP:
120,000	BBB+	6.750% due 3/15/11	124,972
30,000	BBB+	Senior Notes, 6.300% due 2/1/09	30,413
20,000	BB	OPTI Canada Inc., 8.250% due 12/15/14 (e)	20,650
15,000	BB	Peabody Energy Corp., Series B, 6.875% due 3/15/13	15,450
		Pemex Project Funding Master Trust:
50,000	BBB	5.750% due 12/15/15	49,712
25,000	BBB	6.625% due 6/15/35	25,606
150,000	Baa2(f)	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	152,250
10,000	B1(f)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (e)	10,100
55,000	B-	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	52,800
105,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	111,300
50,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	52,476
25,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	25,062
		Williams Cos. Inc.:
		Notes:
150,000	BB-	7.125% due 9/1/11	156,750
25,000	BB-	8.750% due 3/15/32	28,375
125,000	BB-	Senior Notes, 7.625% due 7/15/19	134,375
30,000	BBB	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	32,629

		Total Oil, Gas & Consumable Fuels	3,890,032

Paper & Forest Products — 0.2%
180,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (a)	188,984

Pharmaceuticals — 0.1%
75,000	B+	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	72,375

See Notes to Financial Statements.
38     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Textiles, Apparel & Luxury Goods — 0.2%
75,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	$81,188
125,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 9.955% due 12/15/14	98,750

		Total Textiles, Apparel & Luxury Goods	179,938

Thrifts & Mortgage Finance — 0.3%
		Countrywide Financial Corp., Medium-Term Notes:
50,000	A	5.501% due 1/5/09 (b)	50,017
60,000	A	Series B, 5.470% due 6/18/08 (b)	60,015
100,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	105,750

		Total Thrifts & Mortgage Finance	215,782

Tobacco — 0.5%
320,000	BBB	Altria Group Inc., Notes, 7.000% due 11/4/13 (a)	348,160

Wireless Telecommunication Services — 0.7%
125,000	BBB+	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	128,301
		Sprint Capital Corp., Notes:
200,000	BBB+	8.375% due 3/15/12 (a)	222,513
50,000	BBB+	8.750% due 3/15/32	60,351
110,000	BBB+	Sprint Nextel Corp., 6.000% due 12/1/16	107,406
50,000	BBB+	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	54,250

		Total Wireless Telecommunication Services	572,821

		TOTAL CORPORATE BONDS & NOTES (Cost — $23,344,178)	23,895,561

CONVERTIBLE BOND & NOTE — 0.1%
Automobiles — 0.1%
70,000	CCC+	Ford Motor Co., 4.250% due 12/15/36 (Cost — $70,000)	75,163

SOVEREIGN BONDS — 2.3%
Brazil — 0.4%
250,000	BB	Federative Republic of Brazil, Collective Action Securities, 8.750% due 2/4/25 (a)	310,000

Colombia — 0.1%
50,000	BB	Republic of Colombia, 10.750% due 1/15/13	62,063

Italy — 0.5%
350,000	A+	Region of Lombardy, 5.804% due 10/25/32 (a)	363,065

Mexico — 0.4%
		United Mexican States:
175,000	BBB	8.125% due 12/30/19 (a)	214,287
140,000	BBB	Medium-Term Notes, Series A, 5.875% due 1/15/14	143,990

		Total Mexico	358,277

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      39

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

Panama — 0.1%
		Republic of Panama:
7,000	BB	9.375% due 4/1/29	$9,363
35,000	BB	6.700% due 1/26/36	36,575

		Total Panama	45,938

Russia — 0.8%
		Russian Federation:
58,334	BBB+	8.250% due 3/31/10 (e)	60,988
175,000	BBB+	11.000% due 7/24/18 (a)(e)	253,750
260,000	BBB+	5.000% due 3/31/30 (a)(e)	293,962

		Total Russia	608,700

		TOTAL SOVEREIGN BONDS (Cost — $1,676,293)	1,748,043

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 7.3%
U.S. Government Agencies — 2.4%
		Federal Home Loan Bank (FHLB):
		Bonds:
100,000		5.100% due 9/19/08	100,097
170,000		5.400% due 1/2/09 (a)	169,825
40,000		4.750% due 12/16/16	39,240
100,000		Series VB15, 5.000% due 12/21/15	99,964
710,000		Global Bonds, 5.500% due 7/15/36 (a)	743,607
100,000		Federal Home Loan Mortgage Corp. (FHLMC), Medium-Term Notes, 5.550% due 12/11/08	99,982
		Federal National Mortgage Association (FNMA), Notes:
180,000		5.000% due 9/15/08 (a)	179,872
40,000		5.400% due 4/13/09	40,014
340,000		Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	380,292

		Total U.S. Government Agencies	1,852,893

U.S. Government Obligations — 4.9%
		U.S. Treasury Bonds:
1,550,000		6.000% due 2/15/26 (a)	1,758,404
410,000		4.500% due 2/15/36 (a)	390,013
		U.S. Treasury Notes:
1,000,000		3.625% due 1/15/10 (a)	969,454
80,000		4.500% due 11/30/11	79,312
170,000		4.000% due 2/15/14 (a)	162,782
210,000		4.500% due 11/15/15 (a)	206,834
50,000		5.125% due 5/15/16	51,518
80,000		4.875% due 8/15/16	80,981

		Total U.S. Government Obligations	3,699,298

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $5,572,185)	5,552,191

See Notes to Financial Statements.
40     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face
Amount†	Rating‡	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 4.7%
		U.S. Treasury Bonds, Inflation Indexed:
1,098,274		2.000% due 1/15/16 (a)	$1,060,778
213,553		2.000% due 1/15/26 (a)	200,907
		U.S. Treasury Notes, Inflation Indexed:
149,156		0.875% due 4/15/10	141,454
976,195		2.375% due 4/15/11 (a)	972,612
1,179,316		2.500% due 7/15/16 (a)	1,188,621

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,574,865)	3,564,372

Shares

COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
122,658	Home Interiors & Gifts Inc. (g)(j)*	1,226

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
3,630	Aurora Foods Inc. (g)(j)*	0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
404	Outsourcing Solutions Inc. (j)	1,718

INFORMATION TECHNOLOGY — 0.0%
Communications Equipment — 0.0%
578	Motorola Inc.	11,884

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
66	McLeodUSA Inc., Class A Shares (j)*	0

	TOTAL COMMON STOCKS (Cost — $244,963)	14,828

CONVERTIBLE PREFERRED STOCKS — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
700	Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $20,673)	38,413

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      41

Schedules of Investments (December 31, 2006) (continued)

Warrants	Security	Value

WARRANTS (g)(j) — 0.0%
60	Cybernet Internet Services International Inc., Expires 7/1/09*	$0
50	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (e)*	0
50	IWO Holdings Inc., Expires 1/15/11 (e)*	0
60	Merrill Corp., Class B Shares, Expires 5/1/09 (e)*	0

	TOTAL WARRANTS (Cost — $21,252)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $94,267,438)	94,883,530

Face
Amount

SHORT-TERM INVESTMENTS — 7.5%
U.S. Government Agency — 0.2%
$150,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (k)(l) (Cost — $146,354)	146,363

Repurchase Agreement — 7.3%
5,542,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $5,545,245; (Fully collateralized by U.S. government agency obligation, 5.000% due 3/15/16; Market value — $5,653,016) (Cost — $5,542,000) (a)	5,542,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $5,688,354)	5,688,363

	TOTAL INVESTMENTS — 132.0% (Cost — $99,955,792#)	100,571,893
	Liabilities in Excess of Other Assets — (32.0)%	(24,393,856)

	TOTAL NET ASSETS — 100.0%	$76,178,037

See Notes to Financial Statements.
42     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

*	Non-income producing security.

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3 ).

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Rating by Moody’s Investors Service. All ratings are unaudited.

(g)	Illiquid security.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Security is currently in default.

(j)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(k)	Rate shown represents yield-to-maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $100,017,443.

See page 70 for definitions of ratings.
  Abbreviation used in this schedule:

MXN	— Mexican Peso

Schedule of Options Written

	Security	Expiration Date	Strike Price	Value

21	U.S. Treasury Notes — 10-Year Futures, Call	2/23/07	110	$1,312
1	U.S. Treasury Notes — 10-Year Futures, Call	2/23/07	111	31
21	U.S. Treasury Notes — 10-Year Futures, Put	2/23/07	106	4,266
20	U.S. Treasury Notes — 10-Year Futures, Put	2/23/07	107	9,688

	TOTAL OPTIONS WRITTEN (Premiums received — $18,310)			$15,297

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      43

Schedules of Investments (December 31, 2006) (continued)
LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 98.5%
CONSUMER DISCRETIONARY — 10.5%
Auto Components — 0.2%
22,578	Goodyear Tire & Rubber Co.*	$473,912
25,745	Johnson Controls Inc.	2,212,011

	Total Auto Components	2,685,923

Automobiles — 0.4%
245,651	Ford Motor Co.	1,844,839
73,422	General Motors Corp.	2,255,524
33,652	Harley-Davidson Inc.	2,371,456

	Total Automobiles	6,471,819

Distributors — 0.1%
22,203	Genuine Parts Co.	1,053,088

Diversified Consumer Services — 0.1%
17,918	Apollo Group Inc., Class A Shares*	698,264
42,191	H&R Block Inc.	972,081

	Total Diversified Consumer Services	1,670,345

Hotels, Restaurants & Leisure — 1.6%
57,870	Carnival Corp.	2,838,523
19,223	Darden Restaurants Inc.	772,188
24,216	Harrah’s Entertainment Inc.	2,003,148
50,280	Hilton Hotels Corp.	1,754,772
44,288	International Game Technology	2,046,106
43,700	Marriott International Inc., Class A Shares	2,085,364
160,839	McDonald’s Corp.	7,129,993
98,327	Starbucks Corp.*	3,482,742
27,567	Starwood Hotels & Resorts Worldwide Inc.	1,722,938
12,583	Wendy’s International Inc.	416,371
25,767	Wyndham Worldwide Corp.*	825,059
34,619	Yum! Brands Inc.	2,035,597

	Total Hotels, Restaurants & Leisure	27,112,801

See Notes to Financial Statements.
44     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Household Durables — 0.6%
8,887	Black & Decker Corp.	$710,693
15,728	Centex Corp.	885,014
36,391	D.R. Horton Inc.	963,998
19,730	Fortune Brands Inc.	1,684,745
8,508	Harman International Industries Inc.	850,034
10,341	KB HOME	530,286
23,233	Leggett & Platt Inc.	555,269
17,921	Lennar Corp., Class A Shares	940,136
36,577	Newell Rubbermaid Inc.	1,058,904
27,480	Pulte Homes Inc.	910,138
7,620	Snap-on Inc.	363,017
10,693	Stanley Works	537,751
10,248	Whirlpool Corp.	850,789

	Total Household Durables	10,840,774

Internet & Catalog Retail — 0.1%
39,987	Amazon.com Inc.*	1,577,887
28,755	IAC/ InterActiveCorp.*	1,068,536

	Total Internet & Catalog Retail	2,646,423

Leisure Equipment & Products — 0.2%
11,999	Brunswick Corp.	382,768
37,414	Eastman Kodak Co.	965,281
20,629	Hasbro Inc.	562,141
49,653	Mattel Inc.	1,125,137

	Total Leisure Equipment & Products	3,035,327

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      45

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Media — 3.7%
101,835	CBS Corp., Class B Shares	$3,175,215
64,610	Clear Channel Communications Inc.	2,296,239
270,653	Comcast Corp., Class A Shares*	11,456,742
100,251	DIRECTV Group Inc.*	2,500,260
8,463	Dow Jones & Co. Inc.	321,594
10,893	E.W. Scripps Co., Class A Shares	543,996
30,683	Gannett Co. Inc.	1,855,094
57,631	Interpublic Group of Cos. Inc.*	705,403
46,123	McGraw-Hill Cos. Inc.	3,137,287
5,075	Meredith Corp.	285,976
18,975	New York Times Co., Class A Shares	462,231
304,409	News Corp., Class A Shares	6,538,705
22,362	Omnicom Group Inc.	2,337,724
519,207	Time Warner Inc.	11,308,329
24,793	Tribune Co.	763,129
33,109	Univision Communications Inc., Class A Shares*	1,172,721
91,340	Viacom Inc., Class B Shares*	3,747,680
269,141	Walt Disney Co.	9,223,462

	Total Media	61,831,787

Multiline Retail — 1.1%
13,877	Big Lots Inc.*	318,061
7,937	Dillard’s Inc., Class A Shares	277,557
40,204	Dollar General Corp.	645,676
19,809	Family Dollar Stores Inc.	580,998
69,078	Federated Department Stores Inc.	2,633,944
29,513	J.C. Penney Co. Inc.	2,283,126
42,529	Kohl’s Corp.*	2,910,259
29,927	Nordstrom Inc.	1,476,598
10,785	Sears Holdings Corp.*	1,811,125
111,699	Target Corp.	6,372,428

	Total Multiline Retail	19,309,772

See Notes to Financial Statements.
46     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Specialty Retail — 2.0%
19,516	AutoNation Inc.*	$416,081
6,614	AutoZone Inc.*	764,314
36,919	Bed Bath & Beyond Inc.*	1,406,614
52,275	Best Buy Co. Inc.	2,571,407
18,320	Circuit City Stores Inc.	347,714
68,524	Gap Inc.	1,336,218
265,416	Home Depot Inc.	10,659,106
44,634	Limited Brands Inc.	1,291,708
198,039	Lowe’s Cos. Inc.	6,168,915
36,546	Office Depot Inc.*	1,394,961
9,600	OfficeMax Inc.	476,640
17,490	RadioShack Corp.	293,482
14,418	Sherwin-Williams Co.	916,696
93,978	Staples Inc.	2,509,213
17,605	Tiffany & Co.	690,820
59,496	TJX Cos. Inc.	1,696,826

	Total Specialty Retail	32,940,715

Textiles, Apparel & Luxury Goods — 0.4%
47,790	Coach Inc.*	2,053,058
14,118	Jones Apparel Group Inc.	471,965
13,287	Liz Claiborne Inc.	577,453
24,371	NIKE Inc., Class B Shares	2,413,460
11,462	V.F. Corp.	940,801

	Total Textiles, Apparel & Luxury Goods	6,456,737

	TOTAL CONSUMER DISCRETIONARY	176,055,511

CONSUMER STAPLES — 9.1%
Beverages — 2.0%
100,309	Anheuser-Busch Cos. Inc.	4,935,203
10,258	Brown-Forman Corp., Class B Shares	679,490
265,186	Coca-Cola Co.	12,795,225
36,734	Coca-Cola Enterprises Inc.	750,108
27,567	Constellation Brands Inc., Class A Shares*	799,994
5,976	Molson Coors Brewing Co., Class B Shares	456,805
17,933	Pepsi Bottling Group Inc.	554,309
213,552	PepsiCo Inc.	13,357,678

	Total Beverages	34,328,812

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      47

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Food & Staples Retailing — 2.1%
59,598	Costco Wholesale Corp.	$3,150,946
106,590	CVS Corp.	3,294,697
93,020	Kroger Co.	2,145,971
57,739	Safeway Inc.	1,995,460
26,774	SUPERVALU Inc.	957,171
80,726	Sysco Corp.	2,967,488
319,810	Wal-Mart Stores Inc.	14,768,826
130,152	Walgreen Co.	5,972,675
18,437	Whole Foods Market Inc.	865,248

	Total Food & Staples Retailing	36,118,482

Food Products — 1.1%
85,475	Archer-Daniels-Midland Co.	2,731,781
28,469	Campbell Soup Co.	1,107,159
66,265	ConAgra Foods Inc.	1,789,155
17,460	Dean Foods Co.*	738,209
44,617	General Mills Inc.	2,569,939
42,903	H.J. Heinz Co.	1,931,064
22,420	Hershey Co.	1,116,516
32,737	Kellogg Co.	1,638,814
17,260	McCormick & Co. Inc., Non Voting Shares	665,546
97,908	Sara Lee Corp.	1,667,373
32,553	Tyson Foods Inc., Class A Shares	535,497
28,547	Wm. Wrigley Jr. Co.	1,476,451

	Total Food Products	17,967,504

Household Products — 2.2%
19,944	Clorox Co.	1,279,408
66,888	Colgate-Palmolive Co.	4,363,773
59,792	Kimberly-Clark Corp.	4,062,866
412,097	Procter & Gamble Co.	26,485,474

	Total Household Products	36,191,521

Personal Products — 0.2%
57,814	Avon Products Inc.	1,910,175
16,704	Estee Lauder Cos. Inc., Class A Shares	681,857

	Total Personal Products	2,592,032

Tobacco — 1.5%
272,570	Altria Group Inc.	23,391,957
22,395	Reynolds American Inc.	1,466,201
21,075	UST Inc.	1,226,565

	Total Tobacco	26,084,723

	TOTAL CONSUMER STAPLES	153,283,074

See Notes to Financial Statements.
48     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

ENERGY — 9.7%
Energy Equipment & Services — 1.7%
41,712	Baker Hughes Inc.	$3,114,218
38,207	BJ Services Co.	1,120,229
130,766	Halliburton Co.	4,060,284
38,895	Nabors Industries Ltd.*	1,158,293
22,752	National-Oilwell Varco Inc.*	1,391,967
17,796	Noble Corp.	1,355,165
13,988	Rowan Cos. Inc.	464,402
153,227	Schlumberger Ltd.	9,677,817
25,906	Smith International Inc.	1,063,960
38,064	Transocean Inc.*	3,078,997
44,179	Weatherford International Ltd.*	1,846,241

	Total Energy Equipment & Services	28,331,573

Oil, Gas & Consumable Fuels — 8.0%
60,165	Anadarko Petroleum Corp.	2,618,381
42,689	Apache Corp.	2,839,245
54,158	Chesapeake Energy Corp.	1,573,290
283,507	Chevron Corp.	20,846,270
214,033	ConocoPhillips	15,399,674
24,029	CONSOL Energy Inc.	772,052
57,482	Devon Energy Corp.	3,855,893
91,736	El Paso Corp.	1,401,726
31,664	EOG Resources Inc.	1,977,417
758,516	Exxon Mobil Corp. (a)	58,125,081
35,208	Hess Corp.	1,745,261
14,071	Kinder Morgan Inc.	1,488,008
45,715	Marathon Oil Corp.	4,228,638
24,351	Murphy Oil Corp.	1,238,248
112,043	Occidental Petroleum Corp.	5,471,060
34,309	Peabody Energy Corp.	1,386,427
16,059	Sunoco Inc.	1,001,439
78,720	Valero Energy Corp.	4,027,315
77,554	Williams Cos. Inc.	2,025,710
47,588	XTO Energy Inc.	2,239,015

	Total Oil, Gas & Consumable Fuels	134,260,150

	TOTAL ENERGY	162,591,723

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      49

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

FINANCIALS — 21.9%
Capital Markets — 3.8%
31,808	Ameriprise Financial Inc.	$1,733,536
99,383	Bank of New York Co. Inc.	3,912,709
15,256	Bear Stearns Cos. Inc.	2,483,372
133,336	Charles Schwab Corp.	2,578,718
55,145	E*TRADE Financial Corp.*	1,236,351
11,688	Federated Investors Inc., Class B Shares	394,821
21,542	Franklin Resources Inc.	2,373,282
55,349	Goldman Sachs Group Inc.	11,033,823
26,048	Janus Capital Group Inc.	562,376
17,231	Legg Mason Inc.	1,637,807
68,933	Lehman Brothers Holdings Inc.	5,385,046
53,563	Mellon Financial Corp.	2,257,680
114,961	Merrill Lynch & Co. Inc.	10,702,869
137,739	Morgan Stanley	11,216,087
24,519	Northern Trust Corp.	1,488,058
43,242	State Street Corp.	2,916,241
34,503	T. Rowe Price Group Inc.	1,510,196

	Total Capital Markets	63,422,972

Commercial Banks — 4.1%
70,541	BB&T Corp.	3,098,866
20,707	Comerica Inc.	1,215,087
24,443	Commerce Bancorp Inc.	862,105
16,931	Compass Bancshares Inc.	1,009,934
72,790	Fifth Third Bancorp	2,979,295
16,283	First Horizon National Corp.	680,304
31,160	Huntington Bancshares Inc.	740,050
52,113	KeyCorp	1,981,857
10,120	M&T Bank Corp.	1,236,259
33,162	Marshall & Ilsley Corp.	1,595,424
82,136	National City Corp.	3,002,892
38,211	PNC Financial Services Group Inc.	2,829,142
94,820	Regions Financial Corp.	3,546,268
46,011	SunTrust Banks Inc.	3,885,629
42,502	Synovus Financial Corp.	1,310,337
228,786	U.S. Bancorp	8,279,765
247,879	Wachovia Corp.	14,116,709
439,046	Wells Fargo & Co.	15,612,476
13,926	Zions Bancorporation	1,148,059

	Total Commercial Banks	69,130,458

See Notes to Financial Statements.
50     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Consumer Finance — 0.9%
156,682	American Express Co.	$9,505,897
53,059	Capital One Financial Corp.	4,075,994
53,159	SLM Corp.	2,592,565

	Total Consumer Finance	16,174,456

Diversified Financial Services — 5.7%
584,015	Bank of America Corp.	31,180,561
4,527	Chicago Mercantile Exchange Holdings Inc., Class A Shares	2,307,638
26,090	CIT Group Inc.	1,455,039
639,023	Citigroup Inc.	35,593,581
451,700	JPMorgan Chase & Co.	21,817,110
30,566	Moody’s Corp.	2,110,888
34,832	Principal Financial Group Inc.	2,044,639

	Total Diversified Financial Services	96,509,456

Insurance — 4.7%
42,339	ACE Ltd.	2,564,473
64,144	AFLAC Inc.	2,950,624
81,274	Allstate Corp.	5,291,750
13,797	Ambac Financial Group Inc.	1,228,899
338,264	American International Group Inc.	24,239,998
40,689	Aon Corp.	1,437,949
53,534	Chubb Corp.	2,832,484
22,638	Cincinnati Financial Corp.	1,025,728
57,638	Genworth Financial Inc., Class A Shares	1,971,796
41,048	Hartford Financial Services Group Inc.	3,830,189
37,320	Lincoln National Corp.	2,478,048
59,426	Loews Corp.	2,464,396
71,382	Marsh & McLennan Cos. Inc.	2,188,572
17,667	MBIA Inc.	1,290,751
98,993	MetLife Inc.	5,841,577
98,911	Progressive Corp.	2,395,624
62,035	Prudential Financial Inc.	5,326,325
13,785	SAFECO Corp.	862,252
89,505	St. Paul Travelers Cos. Inc.	4,805,524
12,840	Torchmark Corp.	818,678
44,548	UnumProvident Corp.	925,708
23,588	XL Capital Ltd., Class A Shares	1,698,808

	Total Insurance	78,470,153

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      51

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Real Estate Investment Trusts (REITs) — 1.2%
12,593	Apartment Investment and Management Co., Class A Shares	$705,460
28,578	Archstone-Smith Trust	1,663,525
15,195	Boston Properties Inc.	1,700,017
24,144	CB Richard Ellis Group Inc., Class A Shares*	801,581
46,008	Equity Office Properties Trust	2,216,205
37,992	Equity Residential	1,928,094
29,327	Kimco Realty Corp.	1,318,249
23,049	Plum Creek Timber Co. Inc.	918,503
32,181	ProLogis	1,955,639
15,894	Public Storage Inc.	1,549,665
28,779	Simon Property Group Inc.	2,915,025
16,902	Vornado Realty Trust	2,053,593

	Total Real Estate Investment Trusts (REITs)	19,725,556

Real Estate Management & Development — 0.1%
28,185	Realogy Corp.*	854,569

Thrifts & Mortgage Finance — 1.4%
80,770	Countrywide Financial Corp.	3,428,686
126,807	Fannie Mae	7,531,068
90,125	Freddie Mac	6,119,487
10,677	MGIC Investment Corp.	667,740
46,983	Sovereign Bancorp Inc.	1,192,898
122,926	Washington Mutual Inc.	5,591,904

	Total Thrifts & Mortgage Finance	24,531,783

	TOTAL FINANCIALS	368,819,403

HEALTH CARE — 11.8%
Biotechnology — 1.4%
151,706	Amgen Inc.*	10,363,037
23,825	Applera Corp. — Applied Biosystems Group	874,139
43,844	Biogen Idec Inc.*	2,156,686
48,437	Celgene Corp.*	2,786,581
33,978	Genzyme Corp.*	2,092,365
59,801	Gilead Sciences Inc.*	3,882,879
31,504	MedImmune Inc.*	1,019,785

	Total Biotechnology	23,175,472

See Notes to Financial Statements.
52     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 1.8%
7,078	Bausch & Lomb Inc.	$368,481
85,112	Baxter International Inc.	3,948,346
32,202	Becton, Dickinson & Co.	2,258,970
31,965	Biomet Inc.	1,319,195
152,799	Boston Scientific Corp.*	2,625,087
13,508	C.R. Bard Inc.	1,120,759
20,217	Hospira Inc.*	678,887
149,705	Medtronic Inc.	8,010,714
7,022	Millipore Corp.*	467,665
45,969	St. Jude Medical Inc.*	1,680,627
38,655	Stryker Corp.	2,130,277
53,072	Thermo Fisher Scientific Inc.*	2,403,631
13,195	Waters Corp.*	646,159
31,036	Zimmer Holdings Inc.*	2,432,602

	Total Health Care Equipment & Supplies	30,091,400

Health Care Providers & Services — 2.4%
67,886	Aetna Inc.	2,931,318
24,943	AmerisourceBergen Corp.	1,121,437
52,671	Cardinal Health Inc.	3,393,593
55,461	Caremark Rx Inc.	3,167,378
13,320	CIGNA Corp.	1,752,512
21,022	Coventry Health Care Inc.*	1,052,151
17,822	Express Scripts Inc.*	1,276,055
31,758	Health Management Associates Inc., Class A Shares	670,411
21,546	Humana Inc.*	1,191,709
26,058	IMS Health Inc.	716,074
16,428	Laboratory Corp. of America Holdings*	1,206,965
9,688	Manor Care Inc.	454,561
38,483	McKesson Corp.	1,951,088
38,214	Medco Health Solutions Inc.*	2,042,156
18,320	Patterson Cos. Inc.*	650,543
21,012	Quest Diagnostics Inc.	1,113,636
62,716	Tenet Healthcare Corp.*	437,131
175,178	UnitedHealth Group Inc.	9,412,314
80,634	WellPoint Inc.*	6,345,090

	Total Health Care Providers & Services	40,886,122

Life Sciences Tools & Services — 0.0%
16,066	PerkinElmer Inc.	357,147

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      53

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Pharmaceuticals — 6.2%
199,609	Abbott Laboratories	$9,722,954
20,073	Allergan Inc.	2,403,541
13,873	Barr Pharmaceuticals Inc.*	695,315
255,774	Bristol-Myers Squibb Co.	6,731,972
128,033	Eli Lilly & Co.	6,670,519
40,869	Forest Laboratories Inc.*	2,067,971
377,061	Johnson & Johnson	24,893,567
31,634	King Pharmaceuticals Inc.*	503,613
282,340	Merck & Co. Inc.	12,310,024
27,906	Mylan Laboratories Inc.	557,004
935,908	Pfizer Inc.	24,240,017
192,809	Schering-Plough Corp.	4,558,005
13,267	Watson Pharmaceuticals Inc.*	345,340
175,139	Wyeth	8,918,078

	Total Pharmaceuticals	104,617,920

	TOTAL HEALTH CARE	199,128,061

INDUSTRIALS — 10.7%
Aerospace & Defense — 2.4%
102,835	Boeing Co.	9,135,861
52,748	General Dynamics Corp.	3,921,814
16,432	Goodrich Corp.	748,478
106,187	Honeywell International Inc.	4,803,900
16,247	L-3 Communications Holdings Inc.	1,328,680
46,307	Lockheed Martin Corp.	4,263,485
44,921	Northrop Grumman Corp.	3,041,152
57,824	Raytheon Co.	3,053,107
21,704	Rockwell Collins Inc.	1,373,646
130,525	United Technologies Corp.	8,160,423

	Total Aerospace & Defense	39,830,546

Air Freight & Logistics — 0.9%
39,878	FedEx Corp.	4,331,548
7,799	Ryder System Inc.	398,217
139,615	United Parcel Service Inc., Class B Shares	10,468,333

	Total Air Freight & Logistics	15,198,098

Airlines — 0.1%
102,978	Southwest Airlines Co.	1,577,623

Building Products — 0.1%
22,700	American Standard Cos. Inc.	1,040,795
51,102	Masco Corp.	1,526,417

	Total Building Products	2,567,212

See Notes to Financial Statements.
54     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Commercial Services & Supplies — 0.5%
32,978	Allied Waste Industries Inc.*	$405,300
12,331	Avery Dennison Corp.	837,645
17,661	Cintas Corp.	701,318
16,345	Equifax Inc.	663,607
16,694	Monster Worldwide Inc.*	778,608
29,005	Pitney Bowes Inc.	1,339,741
28,399	R.R. Donnelley & Sons Co.	1,009,300
21,750	Robert Half International Inc.	807,360
69,579	Waste Management Inc.	2,558,420

	Total Commercial Services & Supplies	9,101,299

Construction & Engineering — 0.1%
11,528	Fluor Corp.	941,261

Electrical Equipment — 0.5%
22,138	American Power Conversion Corp.	677,201
11,893	Cooper Industries Ltd., Class A Shares	1,075,484
104,348	Emerson Electric Co.	4,600,703
21,884	Rockwell Automation Inc.	1,336,675

	Total Electrical Equipment	7,690,063

Industrial Conglomerates — 4.0%
95,764	3M Co.	7,462,889
1,341,243	General Electric Co.	49,907,652
16,314	Textron Inc.	1,529,764
258,538	Tyco International Ltd.	7,859,555

	Total Industrial Conglomerates	66,759,860

Machinery — 1.4%
84,469	Caterpillar Inc.	5,180,484
6,860	Cummins Inc.	810,715
30,699	Danaher Corp.	2,223,835
30,067	Deere & Co.	2,858,470
26,684	Dover Corp.	1,308,050
19,325	Eaton Corp.	1,452,080
54,554	Illinois Tool Works Inc.	2,519,849
39,901	Ingersoll-Rand Co., Ltd., Class A Shares	1,561,326
23,941	ITT Industries Inc.	1,360,327
32,293	PACCAR Inc.	2,095,816
16,026	Pall Corp.	553,698
15,494	Parker Hannifin Corp.	1,191,179
13,327	Terex Corp.*	860,658

	Total Machinery	23,976,487

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      55

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Road & Rail — 0.7%
46,715	Burlington Northern Santa Fe Corp.	$3,448,034
57,184	CSX Corp.	1,968,845
51,616	Norfolk Southern Corp.	2,595,769
35,077	Union Pacific Corp.	3,227,786

	Total Road & Rail	11,240,434

Trading Companies & Distributors — 0.0%
9,534	W. W. Grainger Inc.	666,808

	TOTAL INDUSTRIALS	179,549,691

INFORMATION TECHNOLOGY — 14.9%
Communications Equipment — 2.6%
14,806	ADC Telecommunications Inc.*	215,131
58,342	Avaya Inc.*	815,621
10,967	Ciena Corp.*	303,896
789,758	Cisco Systems Inc.*	21,584,086
26,094	Comverse Technology Inc.*	550,844
202,607	Corning Inc.*	3,790,777
27,451	JDS Uniphase Corp.*	457,334
73,576	Juniper Networks Inc.*	1,393,529
317,760	Motorola Inc.	6,533,146
214,915	QUALCOMM Inc.	8,121,638
56,655	Tellabs Inc.*	581,280

	Total Communications Equipment	44,347,282

Computers & Peripherals — 3.7%
110,608	Apple Computer Inc.*	9,383,983
295,424	Dell Inc.*	7,412,188
286,423	EMC Corp.*	3,780,784
356,203	Hewlett-Packard Co.	14,672,002
195,902	International Business Machines Corp.	19,031,879
12,816	Lexmark International Inc., Class A Shares*	938,131
23,082	NCR Corp.*	986,986
48,618	Network Appliance Inc.*	1,909,715
20,063	QLogic Corp.*	439,781
29,241	SanDisk Corp.*	1,258,240
458,389	Sun Microsystems Inc.*	2,484,468

	Total Computers & Peripherals	62,298,157

See Notes to Financial Statements.
56     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Electronic Equipment & Instruments — 0.3%
53,264	Agilent Technologies Inc.*	$1,856,250
24,299	Jabil Circuit Inc.	596,541
18,545	Molex Inc.	586,578
69,110	Sanmina-SCI Corp.*	238,430
117,144	Solectron Corp.*	377,204
33,370	Symbol Technologies Inc.	498,548
10,732	Tektronix Inc.	313,052

	Total Electronic Equipment & Instruments	4,466,603

Internet Software & Services — 1.3%
150,482	eBay Inc.*	4,524,994
27,756	Google Inc., Class A Shares*	12,781,083
31,965	VeriSign Inc.*	768,758
158,969	Yahoo! Inc.*	4,060,068

	Total Internet Software & Services	22,134,903

IT Services — 1.1%
15,287	Affiliated Computer Services Inc., Class A Shares*	746,617
71,432	Automatic Data Processing Inc.	3,518,026
18,441	Cognizant Technology Solutions Corp., Class A Shares*	1,422,908
22,290	Computer Sciences Corp.*	1,189,617
17,782	Convergys Corp.*	422,856
66,913	Electronic Data Systems Corp.	1,843,453
21,297	Fidelity National Information Services Inc.	853,797
99,592	First Data Corp.	2,541,588
22,412	Fiserv Inc.*	1,174,837
44,032	Paychex Inc.	1,741,025
17,402	Sabre Holdings Corp., Class A Shares	554,950
45,078	Unisys Corp.*	353,411
99,678	Western Union Co.	2,234,781

	Total IT Services	18,597,866

Office Electronics — 0.1%
125,587	Xerox Corp.*	2,128,700

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      57

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 2.4%
71,347	Advanced Micro Devices Inc.*	$1,451,912
46,275	Altera Corp.*	910,692
44,670	Analog Devices Inc.	1,468,303
180,629	Applied Materials Inc.	3,332,605
61,423	Broadcom Corp., Class A Shares*	1,984,577
749,869	Intel Corp.	15,184,847
25,844	KLA-Tencor Corp.	1,285,739
38,879	Linear Technology Corp.	1,178,811
51,034	LSI Logic Corp.*	459,306
41,532	Maxim Integrated Products Inc.	1,271,710
100,395	Micron Technology Inc.*	1,401,514
37,353	National Semiconductor Corp.	847,913
15,858	Novellus Systems Inc.*	545,833
45,827	NVIDIA Corp.*	1,696,057
26,887	PMC-Sierra Inc.*	180,412
24,469	Teradyne Inc.*	366,056
192,980	Texas Instruments Inc.	5,557,824
43,127	Xilinx Inc.	1,026,854

	Total Semiconductors & Semiconductor Equipment	40,150,965

Software — 3.4%
75,564	Adobe Systems Inc.*	3,107,192
30,189	Autodesk Inc.*	1,221,447
26,893	BMC Software Inc.*	865,955
52,787	CA Inc.	1,195,626
23,740	Citrix Systems Inc.*	642,167
45,619	Compuware Corp.*	380,006
39,822	Electronic Arts Inc.*	2,005,436
45,124	Intuit Inc.*	1,376,733
1,125,040	Microsoft Corp.	33,593,694
43,387	Novell Inc.*	268,999
520,268	Oracle Corp.*	8,917,393
121,515	Symantec Corp.*	2,533,588

	Total Software	56,108,236

	TOTAL INFORMATION TECHNOLOGY	250,232,712

See Notes to Financial Statements.
58     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

MATERIALS — 2.9%
Chemicals — 1.5%
28,768	Air Products & Chemicals Inc.	$2,021,815
7,400	Ashland Inc.	511,932
124,611	Dow Chemical Co.	4,976,963
119,621	E.I. du Pont de Nemours & Co.	5,826,739
10,823	Eastman Chemical Co.	641,912
23,308	Ecolab Inc.	1,053,522
14,731	Hercules Inc.*	284,456
10,176	International Flavors & Fragrances Inc.	500,252
70,707	Monsanto Co.	3,714,239
21,433	PPG Industries Inc.	1,376,213
42,049	Praxair Inc.	2,494,767
18,626	Rohm & Haas Co.	952,161
8,600	Sigma-Aldrich Corp.	668,392

	Total Chemicals	25,023,363

Construction Materials — 0.1%
12,393	Vulcan Materials Co.	1,113,759

Containers & Packaging — 0.1%
13,600	Ball Corp.	592,960
13,643	Bemis Co. Inc.	463,589
17,280	Pactiv Corp.*	616,723
10,512	Sealed Air Corp.	682,439
13,860	Temple-Inland Inc.	637,976

	Total Containers & Packaging	2,993,687

Metals & Mining — 0.9%
112,596	Alcoa Inc.	3,379,006
13,072	Allegheny Technologies Inc.	1,185,369
25,443	Freeport-McMoRan Copper & Gold Inc., Class B Shares	1,417,938
58,551	Newmont Mining Corp.	2,643,578
38,936	Nucor Corp.	2,128,242
26,528	Phelps Dodge Corp.	3,175,932
15,408	United States Steel Corp.	1,126,941

	Total Metals & Mining	15,057,006

Paper & Forest Products — 0.3%
59,009	International Paper Co.	2,012,207
23,476	MeadWestvaco Corp.	705,688
30,760	Weyerhaeuser Co.	2,173,194

	Total Paper & Forest Products	4,891,089

	TOTAL MATERIALS	49,078,904

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      59

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 3.5%
Diversified Telecommunication Services — 2.9%
499,770	AT&T Inc.	$17,866,777
237,220	BellSouth Corp.	11,175,434
15,110	CenturyTel Inc.	659,703
42,019	Citizens Communications Co.	603,813
19,309	Embarq Corp.	1,014,883
209,648	Qwest Communications International Inc.*	1,754,754
379,684	Verizon Communications Inc.	14,139,432
62,278	Windstream Corp.	885,593

	Total Diversified Telecommunication Services	48,100,389

Wireless Telecommunication Services — 0.6%
48,591	ALLTEL Corp.	2,938,784
376,483	Sprint Nextel Corp.	7,111,764

	Total Wireless Telecommunication Services	10,050,548

	TOTAL TELECOMMUNICATION SERVICES	58,150,937

UTILITIES — 3.5%
Electric Utilities — 1.9%
21,600	Allegheny Energy Inc.*	991,656
51,767	American Electric Power Co. Inc.	2,204,239
163,308	Duke Energy Corp.	5,423,459
42,371	Edison International	1,927,033
26,903	Entergy Corp.	2,483,685
87,258	Exelon Corp.	5,400,397
41,513	FirstEnergy Corp.	2,503,234
52,454	FPL Group Inc.	2,854,547
13,014	Pinnacle West Capital Corp.	659,680
49,982	PPL Corp.	1,791,355
33,277	Progress Energy Inc.	1,633,235
96,934	Southern Co.	3,572,987

	Total Electric Utilities	31,445,507

Gas Utilities — 0.1%
5,840	Nicor Inc.	273,312
5,026	Peoples Energy Corp.	224,009
11,112	Questar Corp.	922,851

	Total Gas Utilities	1,420,172

Independent Power Producers & Energy Traders — 0.4%
86,378	AES Corp.*	1,903,771
23,480	Constellation Energy Group Inc.	1,617,068
48,110	Dynegy Inc., Class A Shares*	348,317
59,878	TXU Corp.	3,245,986

	Total Independent Power Producers & Energy Traders	7,115,142

See Notes to Financial Statements.
60     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Multi-Utilities — 1.1%
26,976	Ameren Corp.	$1,449,420
40,642	CenterPoint Energy Inc.	673,844
28,857	CMS Energy Corp.*	481,912
33,330	Consolidated Edison Inc.	1,602,173
46,001	Dominion Resources Inc.	3,856,724
23,331	DTE Energy Co.	1,129,454
22,920	KeySpan Corp.	943,846
35,695	NiSource Inc.	860,250
45,552	PG&E Corp.	2,155,976
32,787	Public Service Enterprise Group Inc.	2,176,401
34,135	Sempra Energy	1,912,925
27,551	TECO Energy Inc.	474,704
52,987	Xcel Energy Inc.	1,221,880

	Total Multi-Utilities	18,939,509

	TOTAL UTILITIES	58,920,330

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,366,340,686)	1,655,810,346

Face
Amount

SHORT-TERM INVESTMENTS — 1.5%
U.S. Government Obligation — 0.1%
$1,485,000	U.S. Treasury Bills, 4.869% due 3/15/07 (b)(c) (Cost — $1,470,516)	1,470,869

Repurchase Agreement — 1.4%
23,618,000	Interest in $373,105,000 joint tri-party repurchase agreement dated 12/29/06 with Morgan Stanley, 5.250% due 1/3/07; Proceeds at maturity — $23,635,221; (Fully collateralized by various U.S. government agency obligations, 3.500% to 6.500% due 1/1/09 to 9/1/33; Market value — $24,090,360) (Cost — $23,618,000)	23,618,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $25,088,516)	25,088,869

	TOTAL INVESTMENTS — 100.0% (Cost — $1,391,429,202#)	1,680,899,215
	Liabilities in Excess of Other Assets — 0.0%	(656,945)

	TOTAL NET ASSETS — 100.0%	$1,680,242,270

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $1,408,162,031.

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      61

Schedules of Investments (December 31, 2006) (continued)
LEGG MASON PARTNERS VARIABLE GROWTH AND INCOME PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 98.5%
CONSUMER DISCRETIONARY — 12.4%
Hotels, Restaurants & Leisure — 3.6%
5,480	McDonald’s Corp.	$242,928
1,840	Station Casinos Inc.	150,273

	Total Hotels, Restaurants & Leisure	393,201

Household Durables — 2.2%
7,400	Toll Brothers Inc.*	238,502

Media — 4.5%
3,090	EchoStar Communications Corp., Class A Shares*	117,513
8,800	News Corp., Class B Shares	195,888
8,630	Time Warner Inc.	187,961

	Total Media	501,362

Specialty Retail — 2.1%
2,990	Best Buy Co. Inc.	147,078
3,090	Staples Inc.	82,503

	Total Specialty Retail	229,581

	TOTAL CONSUMER DISCRETIONARY	1,362,646

CONSUMER STAPLES — 6.9%
Beverages — 1.7%
2,960	PepsiCo Inc.	185,148

Food & Staples Retailing — 1.2%
2,950	Wal-Mart Stores Inc.	136,231

Food Products — 2.2%
2,210	Kellogg Co.	110,633
3,420	McCormick & Co. Inc., Non Voting Shares	131,875

	Total Food Products	242,508

Household Products — 1.0%
1,650	Procter & Gamble Co.	106,045

Tobacco — 0.8%
1,080	Altria Group Inc.	92,686

	TOTAL CONSUMER STAPLES	762,618

See Notes to Financial Statements.
62     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

ENERGY — 7.3%
Oil, Gas & Consumable Fuels — 7.3%
1,710	ConocoPhillips	$123,034
4,420	Exxon Mobil Corp.	338,705
1,360	Suncor Energy Inc.	107,318
3,360	Total SA, ADR	241,651

	TOTAL ENERGY	810,708

FINANCIALS — 23.4%
Capital Markets — 4.4%
1,120	Goldman Sachs Group Inc.	223,272
2,810	Merrill Lynch & Co. Inc.	261,611

	Total Capital Markets	484,883

Commercial Banks — 2.8%
8,580	Wells Fargo & Co.	305,105

Consumer Finance — 3.6%
3,400	American Express Co.	206,278
2,410	Capital One Financial Corp.	185,136

	Total Consumer Finance	391,414

Diversified Financial Services — 4.5%
4,186	Bank of America Corp.	223,491
5,755	JPMorgan Chase & Co.	277,966

	Total Diversified Financial Services	501,457

Insurance — 5.0%
3,710	AFLAC Inc.	170,660
1	Berkshire Hathaway Inc., Class A Shares*	109,990
2,780	Chubb Corp.	147,090
3,900	Marsh & McLennan Cos. Inc.	119,574

	Total Insurance	547,314

Thrifts & Mortgage Finance — 3.1%
3,500	Freddie Mac	237,650
7,700	Hudson City Bancorp Inc.	106,876

	Total Thrifts & Mortgage Finance	344,526

	TOTAL FINANCIALS	2,574,699

HEALTH CARE — 9.7%
Health Care Providers & Services — 2.2%
1,980	Coventry Health Care Inc.*	99,099
2,750	UnitedHealth Group Inc.	147,758

	Total Health Care Providers & Services	246,857

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      63

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Pharmaceuticals — 7.5%
8,300	Elan Corp. PLC, ADR*	$122,425
4,040	Sanofi-Aventis, ADR	186,527
10,900	Schering-Plough Corp.	257,676
5,020	Wyeth	255,618

	Total Pharmaceuticals	822,246

	TOTAL HEALTH CARE	1,069,103

INDUSTRIALS — 11.6%
Aerospace & Defense — 3.2%
1,616	Boeing Co.	143,565
2,700	Honeywell International Inc.	122,148
4,600	Orbital Sciences Corp.*	84,824

	Total Aerospace & Defense	350,537

Building Products — 2.1%
7,600	Masco Corp.	227,012

Industrial Conglomerates — 5.2%
11,730	General Electric Co.	436,474
1,460	Textron Inc.	136,904

	Total Industrial Conglomerates	573,378

Machinery — 1.1%
1,650	Parker Hannifin Corp.	126,852

	TOTAL INDUSTRIALS	1,277,779

INFORMATION TECHNOLOGY — 18.9%
Communications Equipment — 9.2%
9,600	Cisco Systems Inc.*	262,368
6,200	Juniper Networks Inc.*	117,428
14,810	Motorola Inc.	304,494
8,800	QUALCOMM Inc.	332,552

	Total Communications Equipment	1,016,842

Electronic Equipment & Instruments — 1.0%
3,700	Dolby Laboratories Inc., Class A Shares*	114,774

IT Services — 1.1%
3,010	Paychex Inc.	119,015

Semiconductors & Semiconductor Equipment — 2.0%
5,940	ASML Holding NV, NY Registered Shares*	146,302
2,490	Texas Instruments Inc.	71,712

	Total Semiconductors & Semiconductor Equipment	218,014

See Notes to Financial Statements.
64     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Software — 5.6%
2,990	Adobe Systems Inc.*	$122,949
2,050	Electronic Arts Inc.*	103,238
13,130	Microsoft Corp.	392,062

	Total Software	618,249

	TOTAL INFORMATION TECHNOLOGY	2,086,894

MATERIALS — 4.7%
Chemicals — 2.4%
3,730	E.I. du Pont de Nemours & Co.	181,688
1,880	Ecolab Inc.	84,976

	Total Chemicals	266,664

Metals & Mining — 2.3%
8,101	Barrick Gold Corp.	248,701

	TOTAL MATERIALS	515,365

TELECOMMUNICATION SERVICES — 0.9%
Wireless Telecommunication Services — 0.9%
1,620	ALLTEL Corp.	97,978

UTILITIES — 2.7%
Multi-Utilities — 2.7%
5,310	Sempra Energy	297,572

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $8,398,854)	10,855,362

Face
Amount

SHORT-TERM INVESTMENT — 1.9%
Repurchase Agreement — 1.9%
$208,000	Interest in $373,105,000 joint tri-party repurchase agreement, dated 12/29/06 with Morgan Stanley, 5.250% due 1/3/07; Proceeds at maturity — $208,152; (Fully collateralized by various U.S. government agency obligations, 3.500% to 6.500% due 1/1/09 to 9/1/33; Market value — $212,160) (Cost — $208,000)	208,000

	TOTAL INVESTMENTS — 100.4% (Cost — $8,606,854#)	11,063,362
	Liabilities in Excess of Other Assets — (0.4)%	(46,407)

	TOTAL NET ASSETS — 100.0%	$11,016,955

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $8,645,427.

Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      65

Schedules of Investments (December 31, 2006) (continued)
LEGG MASON PARTNERS VARIABLE AGGRESSIVE GROWTH PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 90.7%
CONSUMER DISCRETIONARY — 19.2%
Media — 19.0%
77,320	Cablevision Systems Corp., New York Group, Class A Shares*	$2,202,073
4,826	CBS Corp., Class B Shares	150,475
4,117	Comcast Corp., Class A Shares*	174,273
103,525	Comcast Corp., Special Class A Shares*	4,335,627
11,540	Discovery Holding Co., Class A Shares*	185,679
2,479	Liberty Global Inc., Series A Shares*	72,263
2,514	Liberty Global Inc., Series C Shares*	70,392
8,020	Liberty Media Holding Corp., Capital Group, Series A Shares*	785,799
37,600	Liberty Media Holding Corp., Interactive Group, Series A Shares*	811,032
164,795	Sirius Satellite Radio Inc.*	583,374
190,200	Time Warner Inc.	4,142,556
4,826	Viacom Inc., Class B Shares*	198,011
46,400	Walt Disney Co.	1,590,128
5,600	World Wrestling Entertainment Inc.	91,280

	Total Media	15,392,962

Specialty Retail — 0.2%
9,700	Charming Shoppes Inc.*	131,241
700	J. Crew Group Inc.*	26,985

	Total Specialty Retail	158,226

	TOTAL CONSUMER DISCRETIONARY	15,551,188

ENERGY — 11.1%
Energy Equipment & Services — 6.3%
7,600	Core Laboratories NV*	615,600
34,150	Grant Prideco Inc.*	1,358,145
74,500	Weatherford International Ltd.*	3,113,355

	Total Energy Equipment & Services	5,087,100

Oil, Gas & Consumable Fuels — 4.8%
90,100	Anadarko Petroleum Corp.	3,921,152
255	Bill Barrett Corp.*	6,939

	Total Oil, Gas & Consumable Fuels	3,928,091

	TOTAL ENERGY	9,015,191

FINANCIALS — 11.0%
Capital Markets — 10.4%
6,000	Cohen & Steers Inc.	241,020
51,100	Lehman Brothers Holdings Inc.	3,991,932
44,800	Merrill Lynch & Co. Inc.	4,170,880

	Total Capital Markets	8,403,832

See Notes to Financial Statements.
66     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Diversified Financial Services — 0.3%
4,500	CIT Group Inc.	$250,965

Real Estate Management & Development — 0.0%
2	Move Inc.*	8

Thrifts & Mortgage Finance — 0.3%
17,849	New York Community Bancorp Inc.	287,369

	TOTAL FINANCIALS	8,942,174

HEALTH CARE — 27.7%
Biotechnology — 16.1%
6,420	Alkermes Inc.*	85,835
55,400	Amgen Inc.*	3,784,374
72,350	Biogen Idec Inc.*	3,558,896
5,300	Genentech Inc.*	429,989
59,948	Genzyme Corp.*	3,691,598
28,428	ImClone Systems Inc.*	760,733
8,200	Isis Pharmaceuticals Inc.*	91,184
866	Micromet Inc.*	2,598
36,146	Millennium Pharmaceuticals Inc.*	393,992
4,800	Nabi Biopharmaceuticals*	32,544
6,410	Vertex Pharmaceuticals Inc.*	239,862
1,265	ViaCell Inc.*	5,971

	Total Biotechnology	13,077,576

Health Care Equipment & Supplies — 0.2%
3,400	Biosite Inc.*	166,090

Health Care Providers & Services — 4.1%
61,520	UnitedHealth Group Inc.	3,305,469

Life Sciences Tools & Services — 0.0%
4,860	Nanogen Inc.*	9,040

Pharmaceuticals — 7.3%
5,600	BioMimetic Therapeutics Inc.*	73,864
78,080	Forest Laboratories Inc.*	3,950,848
14,100	Johnson & Johnson	930,882
24,900	King Pharmaceuticals Inc.*	396,408
3,500	Pfizer Inc.	90,650
6,442	Teva Pharmaceutical Industries Ltd., ADR	200,217
14,000	Valeant Pharmaceuticals International	241,360

	Total Pharmaceuticals	5,884,229

	TOTAL HEALTH CARE	22,442,404

INDUSTRIALS — 9.0%
Aerospace & Defense — 3.3%
33,100	L-3 Communications Holdings Inc.	2,706,918

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      67

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Industrial Conglomerates — 4.2%
111,634	Tyco International Ltd.	$3,393,674

Machinery — 1.5%
34,000	Pall Corp.	1,174,700

	TOTAL INDUSTRIALS	7,275,292

INFORMATION TECHNOLOGY — 12.6%
Communications Equipment — 2.5%
14,700	C-COR Inc.*	163,758
71,800	Motorola Inc.	1,476,208
18,900	Nokia Oyj, ADR	384,048

	Total Communications Equipment	2,024,014

Computers & Peripherals — 2.1%
3,500	LaserCard Corp.*	37,485
31,500	Quantum Corp.*	73,080
25,600	SanDisk Corp.*	1,101,568
17,819	Seagate Technology	472,203

	Total Computers & Peripherals	1,684,336

Electronic Equipment & Instruments — 0.2%
5,750	Excel Technology Inc.*	147,143
400	IPG Photonics Corp.*	9,600

	Total Electronic Equipment & Instruments	156,743

Semiconductors & Semiconductor Equipment — 6.7%
46,050	Broadcom Corp., Class A Shares*	1,487,876
6,500	Cirrus Logic Inc.*	44,720
8,400	Cree Inc.*	145,488
6,700	DSP Group Inc.*	145,390
28,725	Intel Corp.	581,681
182,555	Micron Technology Inc.*	2,548,468
17,700	RF Micro Devices Inc.*	120,183
5,400	Standard Microsystems Corp.*	151,092
17,600	Teradyne Inc.*	263,296

	Total Semiconductors & Semiconductor Equipment	5,488,194

Software — 1.1%
5,800	Advent Software Inc.*	204,682
13,800	Autodesk Inc.*	558,348
3,800	Microsoft Corp.	113,468

	Total Software	876,498

	TOTAL INFORMATION TECHNOLOGY	10,229,785

See Notes to Financial Statements.
68     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.1%
Diversified Telecommunication Services — 0.1%
2,416	AT&T Inc.	$86,372

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $59,566,319)	73,542,406

Face
Amount

SHORT-TERM INVESTMENT — 11.1%
Repurchase Agreement — 11.1%
$9,001,000	Interest in $573,925,000 joint tri-party repurchase agreement dated 12/29/06 with Greenwich Capital Markets Inc., 5.290% due 1/3/07; Proceeds at maturity — $9,007,613; (Fully collateralized by various U.S. government agency obligations, 3.918% to 7.134% due 7/1/15 to 5/1/42; Market value — $9,181,068) (Cost — $9,001,000)	9,001,000

	TOTAL INVESTMENTS — 101.8% (Cost — $68,567,319#)	82,543,406
	Liabilities in Excess of Other Assets — (1.8)%	(1,483,582)

	TOTAL NET ASSETS — 100.0%	$81,059,824

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $68,571,074.
  Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      69

Bond Ratings (unaudited)
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

70     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Statements of Assets and Liabilities (December 31, 2006)

	Legg Mason
	Partners	Legg Mason	Legg Mason	Legg Mason
	Variable	Partners	Partners	Partners
	Diversified	Variable	Variable	Variable
	Strategic	Equity Index	Growth and	Aggressive
	Income Portfolio	Portfolio	Income Portfolio	Growth Portfolio

ASSETS:
Investments, at cost	$94,413,792	$1,367,811,202	$8,398,854	$59,566,319
Repurchase agreement, at cost	5,542,000	23,618,000	208,000	9,001,000

Investments, at value	95,029,893	1,657,281,215	10,855,362	73,542,406
Repurchase agreement, at value	5,542,000	23,618,000	208,000	9,001,000
Cash	432	371	288	648
Dividends and interest receivable	727,332	2,297,817	11,681	34,851
Receivable for securities sold	473,684	260,020	—	—
Receivable for litigation proceeds	93,759	63,127	141	—
Principal paydown receivable	6,955	—	—	—
Receivable from manager	3,434	68,972	438	2,982
Receivable for Fund shares sold	—	89,592	550	3,812
Prepaid expenses	15,908	25,416	168	744

Total Assets	101,893,397	1,683,704,530	11,076,628	82,586,443

LIABILITIES:
Payable for securities purchased	25,525,621	—	—	1,363,347
Payable for Fund shares repurchased	62,930	2,561,291	9,083	59,119
Investment management fee payable	42,346	444,357	6,074	49,379
Payable to broker — variation margin on open futures contracts	25,669	94,912	—	—
Options written, at value (premium received $18,310)	15,297	—	—	—
Trustees’ fees payable	6,934	141,283	1,053	6,267
Deferred compensation payable	2,081	4,194	1,638	1,605
Deferred dollar roll income	857	—	—	—
Distribution fees payable	—	16,022	—	2,983
Accrued expenses	33,625	200,201	41,825	43,919

Total Liabilities	25,715,360	3,462,260	59,673	1,526,619

Total Net Assets	$76,178,037	$1,680,242,270	$11,016,955	$81,059,824

NET ASSETS:
Par value (Note 6)	$8,527	$49,264	$1,955	$3,153
Paid-in capital in excess of par value	83,874,374	1,403,073,612	8,433,959	66,987,944
Undistributed (overdistributed) net investment income	(5,793)	441,707	(2,325)	—
Accumulated net investment loss	—	—	—	(4,713)
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(8,305,868)	(12,783,417)	126,858	97,353
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	606,797	289,461,104	2,456,508	13,976,087

Total Net Assets	$76,178,037	$1,680,242,270	$11,016,955	$81,059,824

Shares Outstanding:
Class I	8,527,266	42,449,606	1,954,690	1,338,661

Class II	—	6,813,968	—	1,814,502

Net Asset Value:
Class I	$8.93	$34.10	$5.64	$25.91

Class II	—	$34.13	—	$25.56

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      71

Statements of Operations (For the year ended December 31, 2006)

	Legg Mason
	Partners		Legg Mason	Legg Mason
	Variable	Legg Mason	Partners	Partners
	Diversified	Partners	Variable	Variable
	Strategic	Variable	Growth and	Aggressive
	Income	Equity Index	Income	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends	$2,907	$30,836,901	$164,798	$327,229
Interest	4,868,773	989,140	8,583	155,702
Less: Foreign taxes withheld	—	—	(2,123)	(1,603)

Total Investment Income	4,871,680	31,826,041	171,258	481,328

EXPENSES:
Investment management fee (Note 2)	530,116	4,357,050	69,502	518,693
Audit and tax	18,971	26,278	18,372	20,070
Shareholder reports (Note 4)	15,788	70,445	16,082	26,702
Legal fees	11,254	13,353	15,518	13,033
Restructuring and reorganization fees (Note 11)	9,175	88,200	28,585	34,672
Custody fees	5,511	29,485	3,413	1,439
Trustees’ fees (Note 11)	9,382	172,418	2,280	8,737
Insurance	2,142	37,719	245	1,289
Transfer agent fees (Note 4)	121	567	121	469
Distribution fees (Note 4)	—	578,560	—	86,458
Administration fees (Note 2)	—	795,747	—	—
Miscellaneous expenses	5,639	183,866	2,142	2,400

Total Expenses	608,099	6,353,688	156,260	713,962
Less: Fee waivers and/or expense reimbursements (Notes 2, 8 and 11)	(6,976)	(109,283)	(684)	(4,340)

Net Expenses	601,123	6,244,405	155,576	709,622

Net Investment Income (Loss)	4,270,557	25,581,636	15,682	(228,294)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	(1,042,718)	21,884,842	911,014	678,712
Futures contracts	(74,430)	667,935	—	—
Options written	28,425	—	—	—
Foreign currencies	(3,906)	—	(8)	—

Net Realized Gain (Loss)	(1,092,629)	22,552,777	911,006	678,712

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	953,942	188,006,814	304,370	6,609,298
Futures contracts	(30,303)	(8,909)	—	—
Options written	3,013	—	—	—
Foreign currencies	4,829	—	—	—

Change in Net Unrealized Appreciation/ Depreciation	931,481	187,997,905	304,370	6,609,298

Increase From Payment by Affiliate (Note 2)	—	—	7,657	—

Net Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(161,148)	210,550,682	1,223,033	7,288,010

Increase in Net Assets From Operations	$4,109,409	$236,132,318	$1,238,715	$7,059,716

See Notes to Financial Statements.
72     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

Legg Mason Partners Variable Diversified Strategic Income Portfolio	2006	2005

OPERATIONS:
Net investment income	$4,270,557	$4,630,520
Net realized gain (loss)	(1,092,629)	1,922,397
Change in net unrealized appreciation/depreciation	931,481	(4,089,216)

Increase in Net Assets From Operations	4,109,409	2,463,701

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(4,336,895)	(5,001,106)
Return of Capital	(213,110)	—

Decrease in Net Assets From Distributions to Shareholders	(4,550,005)	(5,001,106)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	669,714	5,234,458
Reinvestment of distributions	4,550,005	5,001,106
Cost of shares repurchased	(18,122,599)	(18,480,976)

Decrease in Net Assets From Fund Share Transactions	(12,902,880)	(8,245,412)

Decrease in Net Assets	(13,343,476)	(10,782,817)
NET ASSETS:
Beginning of year	89,521,513	100,304,330

End of year*	$76,178,037	$89,521,513

* Includes overdistributed net investment income of:	$(5,793)	$(2,773)

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      73

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Variable Equity Index Portfolio	2006	2005

OPERATIONS:
Net investment income	$25,581,636	$24,366,477
Net realized gain	22,552,777	17,202,892
Change in net unrealized appreciation/depreciation	187,997,905	31,886,377

Increase in Net Assets From Operations	236,132,318	73,455,746

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(25,342,744)	(24,301,557)
Net realized gains	(20,303,148)	—

Decrease in Net Assets From Distributions to Shareholders	(45,645,892)	(24,301,557)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	81,099,745	79,504,116
Reinvestment of distributions	45,645,892	24,301,557
Cost of shares repurchased	(315,307,338)	(126,400,333)

Decrease in Net Assets From Fund Share Transactions	(188,561,701)	(22,594,660)

Increase in Net Assets	1,924,725	26,559,529
NET ASSETS:
Beginning of year	1,678,317,545	1,651,758,016

End of year*	$1,680,242,270	$1,678,317,545

* Includes undistributed net investment income of:	$441,707	$114,615

See Notes to Financial Statements.
74     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Variable Growth and Income Portfolio	2006	2005

OPERATIONS:
Net investment income	$15,682	$38,849
Net realized gain	911,006	371,237
Change in net unrealized appreciation/ depreciation	304,370	(22,620)
Increase from payment by affiliate (Note 2)	7,657	—

Increase in Net Assets From Operations	1,238,715	387,466

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(42,002)	(40,002)
Net realized gains	(71,898)	—

Decrease in Net Assets From Distributions to Shareholders	(113,900)	(40,002)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	632,843	966,534
Reinvestment of distributions	113,900	40,002
Cost of shares repurchased	(1,950,784)	(2,016,392)

Decrease in Net Assets From Fund Share Transactions	(1,204,041)	(1,009,856)

Decrease in Net Assets	(79,226)	(662,392)
NET ASSETS:
Beginning of year	11,096,181	11,758,573

End of year*	$11,016,955	$11,096,181

* Includes overdistributed net investment income of:	$(2,325)	$(2,292)

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      75

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Variable Aggressive Growth Portfolio	2006	2005

OPERATIONS:
Net investment loss	$(228,294)	$(190,759)
Net realized gain	678,712	18,120
Change in net unrealized appreciation/ depreciation	6,609,298	5,564,067

Increase in Net Assets From Operations	7,059,716	5,391,428

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	24,168,896	17,389,739
Cost of shares repurchased	(11,473,056)	(3,934,857)

Increase in Net Assets From Fund Share Transactions	12,695,840	13,454,882

Increase in Net Assets	19,755,556	18,846,310
NET ASSETS:
Beginning of year	61,304,268	42,457,958

End of year*	$81,059,824	$61,304,268

* Includes accumulated net investment loss of:	$(4,713)	$(1,981)

See Notes to Financial Statements.
76     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Legg Mason Partners
Variable Diversified Strategic
Income Portfolio(1)	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$9.01		$9.30		$9.15		$8.69		$9.13

Income (Loss) From Operations:
Net investment income	0.48		0.46		0.48		0.52		0.53
Net realized and unrealized gain (loss)	0.01		(0.22)		0.14		0.50		(0.11)

Total Income From Operations	0.49		0.24		0.62		1.02		0.42

Less Distributions From:
Net investment income	(0.54)		(0.53)		(0.47)		(0.56)		(0.86)
Return of Capital	(0.03)		—		—		—		—

Total Distributions	(0.57)		(0.53)		(0.47)		(0.56)		(0.86)

Net Asset Value, End of Year	$8.93		$9.01		$9.30		$9.15		$8.69

Total Return(2)	5.39%		2.56%		6.74%		11.73%		4.84%

Net Assets, End of Year (000s)	$76,178		$89,522		$100,304		$94,572		$78,009

Ratios to Average Net Assets:
Gross expenses	0.75	%†	0.77%		0.76%		0.76%		0.87%
Net expenses	0.74	(3)†	0.77		0.76	(3)	0.76		0.87
Net investment income	5.24		4.87		5.15		5.73		5.82

Portfolio Turnover Rate	224	%(4)	83	%(4)	57	%(4)	54	%(4)	149%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 632%, 538%, 382% and 256%, for the years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.73% and 0.72%, respectively (Note 11).

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      77

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Legg Mason Partners	Class I Shares(1)
Variable Equity
Index Portfolio	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$30.38		$29.50	$27.11	$21.41	$28.21

Income (Loss) From Operations:
Net investment income	0.51		0.45	0.47	0.34	0.32
Net realized and unrealized gain (loss)	4.17		0.89	2.38	5.68	(6.57)

Total Income (Loss) From Operations	4.68		1.34	2.85	6.02	(6.25)

Less Distributions From:
Net investment income	(0.54)		(0.46)	(0.46)	(0.32)	(0.55)
Net realized gains	(0.42)		—	—	—	—

Total Distributions	(0.96)		(0.46)	(0.46)	(0.32)	(0.55)

Net Asset Value, End of Year	$34.10		$30.38	$29.50	$27.11	$21.41

Total Return(2)	15.40%		4.52%	10.52%	28.11%	(22.17)%

Net Assets, End of Year (millions)	$1,448		$1,444	$1,425	$1,218	$831

Ratios to Average Net Assets:
Gross expenses	0.35	%†	0.34%	0.34%	0.34%	0.31%
Net expenses	0.34	(3)†	0.34	0.34 (3)	0.34	0.31
Net investment income	1.57		1.51	1.69	1.44	1.32

Portfolio Turnover Rate	7%		7%	1%	0%	2%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.33% and 0.33%, respectively (Note 11).

See Notes to Financial Statements.
78     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Legg Mason Partners	Class II Shares(1)
Variable Equity
Index Portfolio	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$30.40		$29.52	$27.13	$21.43	$28.17

Income (Loss) From Operations:
Net investment income	0.42		0.37	0.42	0.28	0.24
Net realized and unrealized gain (loss)	4.18		0.89	2.36	5.66	(6.54)

Total Income (Loss) From Operations	4.60		1.26	2.78	5.94	(6.30)

Less Distributions From:
Net investment income	(0.45)		(0.38)	(0.39)	(0.24)	(0.44)
Net realized gains	(0.42)		—	—	—	—

Total Distributions	(0.87)		(0.38)	(0.39)	(0.24)	(0.44)

Net Asset Value, End of Year	$34.13		$30.40	$29.52	$27.13	$21.43

Total Return(2)	15.12%		4.25%	10.24%	27.74%	(22.37)%

Net Assets, End of Year (millions)	$232		$234	$227	$132	$86

Ratios to Average Net Assets:
Gross expenses	0.60	%†	0.60%	0.59%	0.60%	0.56%
Net expenses	0.60	(3)†	0.60	0.59 (3)	0.60	0.56
Net investment income	1.32		1.26	1.50	1.18	0.97

Portfolio Turnover Rate	7%		7%	1%	0%	2%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.59% and 0.59%, respectively (Note 11).

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      79

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Legg Mason Partners	Class I Shares
Variable Growth
and Income Portfolio	2006(1)		2005(1)	2004(1)	2003(1)	2002

Net Asset Value, Beginning of Year	$5.07		$4.91	$4.57	$3.52	$4.90

Income (Loss) From Operations:
Net investment income	0.01		0.02	0.04	0.01	0.00 (2)
Net realized and unrealized gain (loss)	0.62		0.16	0.34	1.05	(1.14)
Payment by Affiliate	0.00	(2)	—	—	—	—

Total Income (Loss) From Operations	0.63		0.18	0.38	1.06	(1.14)

Less Distributions From:
Net investment income	(0.02)		(0.02)	(0.04)	(0.01)	(0.02)
Net realized gains	(0.04)		—	—	—	(0.22)

Total Distributions	(0.06)		(0.02)	(0.04)	(0.01)	(0.24)

Net Asset Value, End of Year	$5.64		$5.07	$4.91	$4.57	$3.52

Total Return(3)	12.40	%(4)	3.63%	8.38%	30.16%	(23.35)%

Net Assets, End of Year (000s)	$11,017		$11,096	$11,759	$9,870	$6,777

Ratios to Average Net Assets:
Gross expenses	1.46	%†	1.17%	1.09%	1.27%	1.36%
Net expenses	1.45	(5)†	1.17	1.07 (4)	1.27	1.36
Net investment income	0.15		0.35	0.95	0.36	0.04

Portfolio Turnover Rate	39%		54%	83%	63%	46%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively (Note 11).

See Notes to Financial Statements.
80     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Legg Mason Partners	Class I Shares(1)
Variable Aggressive
Growth Portfolio	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$23.33		$21.23	$19.46	$13.89	$25.98

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.06)	(0.09)	(0.19)	(0.25)
Net realized and unrealized gain (loss)	2.63		2.16	1.86	5.76	(8.18)

Total Income (Loss) From Operations	2.58		2.10	1.77	5.57	(8.43)

Less Distributions From:
Net realized gains	—		—	—	—	(3.66)

Total Distributions	—		—	—	—	(3.66)

Net Asset Value, End of Year	$25.91		$23.33	$21.23	$19.46	$13.89

Total Return(2)	11.06%		9.89%	9.10%	40.10%	(32.65)%

Net Assets, End of Year (000s)	$34,678		$33,220	$21,706	$11,684	$5,975

Ratios to Average Net Assets:
Gross expenses	0.90	%†	0.93%	1.04%	1.56%	1.56%
Net expenses	0.90	(3)†	0.93	1.04 (3)	1.56	1.56
Net investment loss	(0.20)		(0.26)	(0.47)	(1.16)	(1.25)

Portfolio Turnover Rate	6%		0%	4%	3%	4%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.85%, respectively (Note 11).

See Notes to Financial Statements.
Legg Mason Partners Variable Portfolios II 2006 Annual Report      81

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

	Class II Shares(1)
Legg Mason Partners Variable
Aggressive Growth Portfolio	2006		2005	2004	2003(2)

Net Asset Value, Beginning of Year	$23.08		$21.05	$19.35	$15.64

Income (Loss) From Operations:
Net investment loss	(0.11)		(0.11)	(0.14)	(0.13)
Net realized and unrealized gain	2.59		2.14	1.84	3.84

Total Income From Operations	2.48		2.03	1.70	3.71

Net Asset Value, End of Year	$25.56		$23.08	$21.05	$19.35

Total Return(3)	10.75%		9.64%	8.79%	23.72%

Net Assets, End of Year (000s)	$46,382		$28,084	$20,752	$5,419

Ratios to Average Net Assets:
Gross expenses	1.16	%†	1.18%	1.28%	1.64	%(4)
Net expenses	1.16	(5)†	1.18	1.28 (5)	1.64	(4)
Net investment loss	(0.46)		(0.51)	(0.70)	(1.25	)(4)

Portfolio Turnover Rate	6%		0%	4%	3%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period May 12, 2003 (inception date) to December 31, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.10% and 1.10%, respectively (Note 11).

See Notes to Financial Statements.
82     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Diversified Strategic Income Portfolio (“Diversified Strategic Income Portfolio”), Legg Mason Partners Variable Equity Index Portfolio (“Equity Index Portfolio”), Legg Mason Partners Variable Growth and Income Portfolio (“Growth and Income Portfolio”) and Legg Mason Partners Variable Aggressive Growth Portfolio (“Aggressive Growth Portfolio”) (formerly known as Diversified Strategic Income Portfolio, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable Aggressive Growth Fund, respectively) (each the “Fund” and collectively the “Funds”) are separate diversified investment funds of Legg Mason Partners Variable Portfolios II (formerly known as Greenwich Street Series Fund) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
   (c) Financial Futures Contracts. Certain funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received

Legg Mason Partners Variable Portfolios II 2006 Annual Report      83

Notes to Financial Statements (continued)
by the funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the funds’ basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.
   A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
   (e) Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.
   Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

84     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
   (f) Securities Traded on a To-Be-Announced Basis. Certain funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the funds commit to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the funds, normally 15 to 45 days later. Beginning on the date the funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.
   (g) Mortgage Dollar Rolls. The Diversified Strategic Income Portfolio enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.
   The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
   (h) Credit and Market Risk. Certain funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
   (i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

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Notes to Financial Statements (continued)
   (j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (k) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.
   (l) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (m) Class Accounting. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (n) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its income and net realized gains on investments, if any, to shareholders

86     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

		(Over)/	Accumulated Net
		Undistributed Net	Realized	Paid-in
Fund		Investment Income	Gains/Losses	Capital

Diversified Strategic Income Portfolio	(a)	$9,554	—	$(9,554)
	(b)	53,764	$(53,764)	—

Equity Index Portfolio	(c)	88,200	—	(88,200)

Growth and Income Portfolio	(c)	24,553	—	(24,553)
	(d)	1,734	(1,734)	—

Aggressive Growth Portfolio	(e)	225,562	—	(225,562)

(a)	Reclassifications are primarily due to a prior year taxable overdistribution and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, and book/tax differences in the treatment of consent fees and various other items.

(c)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(e)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of various items.
   Additionally, for Equity Index Portfolio during the current period, Accumulated Realized Gain and Cost of Investments each have been increased by $100,559 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”) and Smith Barney Fund Management LLC (“SBFM”) a wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”), acted as the investment managers of the Funds. Prior to October 19, 2006, TIMCO Asset Management, Inc. (“TIMCO”) also a wholly-owned subsidiary of Legg Mason served as the investment adviser and SBFM served as administrator to the Equity Index Portfolio. Legg Mason International Equities, Ltd. (“LMIE”), formerly known as Citigroup Asset Management Ltd., also a wholly-owned subsidiary of Legg Mason, was the sub-adviser to Diversified Strategic Income Portfolio. Under the

Legg Mason Partners Variable Portfolios II 2006 Annual Report      87

Notes to Financial Statements (continued)
investment management agreements, the Funds paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedules:

Management
Average Daily Net Assets	Fee Rate

Diversified Strategic Income Portfolio:
First $1.0 billion	0.650%
Next $1.0 billion	0.625
Next $3.0 billion	0.600
Next $5.0 billion	0.575
Over $10.0 billion	0.550

Growth and Income Portfolio:
First $1.0 billion	0.650%
Next $1.0 billion	0.600
Next $1.0 billion	0.550
Next $1.0 billion	0.500
Over $4.0 billion	0.450

Aggressive Growth Portfolio:
First $1.0 billion	0.750%
Next $1.0 billion	0.725
Next $3.0 billion	0.700
Next $5.0 billion	0.675
Over $10.0 billion	0.650

   The Equity Index Portfolio paid TIMCO an investment advisory fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets and paid SBFM an administration fee calculated at an annual rate of 0.06% of the Fund’s average daily net assets. Theses fee are calculated daily and paid monthly.
   Under the new investment management agreement which became effective October 19, 2006, the Equity Index Portfolio paid LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.31% of the Fund’s average daily net assets. Effective October 19, 2006, as a result of the termination of the administrative contract, the administration fee was no longer applicable.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the investment manager of Diversified Strategic Income Portfolio, Growth and Income Portfolio and Aggressive Growth Portfolio. LMPFA provides administrative and certain oversight services to the Funds. LMPFA has delegated to each subadviser the day-to-day portfolio management of the Funds, except for the management of cash and short-term investments for the Aggressive Growth Portfolio, Growth and Income Portfolio and Equity Index Portfolio. Each Fund’s investment management fee remains unchanged. ClearBridge Advisors, LLC (“ClearBridge”) became the subadviser to Growth and Income Portfolio and Aggressive Growth Portfolio, and Western Asset Management Co. (“Western Asset”) and Western Asset Management Co. Ltd. (“Western Asset Limited”) became the subadviser of Diversified Strategic Income Portfolio.

88     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
   Effective October 19, 2006, LMPFA became the investment manager of Equity Index Portfolio and Batterymarch Financial Management Inc. (“Batterymarch”) became the subadviser to Equity Index Portfolio. Effective October 19, 2006, the administration agreement with SBFM terminated. For their services, LMPFA pays each subadviser 70% of the net management fee that it receives from the Funds. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Batterymarch, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Funds. Western Asset pays Western Asset Limited 0.30% of Diversified Strategic Income Portfolio allocated assets.
   During the year ended December 31, 2006, the manager waived a portion of its investment management fee in the amounts of $1,988, $37,210, $246 and $1,358 for the Diversified Strategic Income Portfolio, Equity Index Portfolio, Growth and Income Portfolio and Aggressive Growth Portfolio, respectively. In addition, during the year ended December 31, 2006, the Funds were reimbursed for expenses in the amount of $4,988, $72,073, $438 and $2,982, for the Diversified Strategic Income Portfolio, Equity Index, Growth and Income and Aggressive Growth Portfolio, respectively.
   During the year ended December 31, 2006, the manager reimbursed Growth and Income Portfolio in the amount of $7,657 for losses incurred resulting from an investment transaction error.
   Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.
   The Funds have adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statements of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Funds and any payments made pursuant to the Plan will be made from the Funds’ general assets. The Plan terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2006, the Diversified Strategic Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio and Aggressive Growth Portfolio have accrued $2,081, $4,194, $1,638 and $1,605 as deferred compensation payable under the Plan, respectively.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Variable Portfolios II 2006 Annual Report      89

Notes to Financial Statements (continued)

3.	Investments
During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

			U.S. Government &
	Investments		Agency Obligations

	Purchases	Sales	Purchases	Sales

Diversified Strategic Income Portfolio	$53,101,895	$29,501,023	$172,805,591	$188,641,344
Equity Index Portfolio	121,377,768	354,883,313	—	—
Growth and Income Portfolio	4,136,520	5,554,847	—	—
Aggressive Growth Portfolio	13,027,599	4,103,732	—	—

   At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
	Appreciation	Depreciation	Depreciation

Diversified Strategic Income Portfolio	$1,150,930	$(596,480)	$554,450
Equity Index Portfolio	383,133,069	(110,395,885)	272,737,184
Growth and Income Portfolio	2,516,639	(98,704)	2,417,935
Aggressive Growth Portfolio	16,898,955	(2,926,623)	13,972,332

   At December 31, 2006, the Funds had the following open futures contracts:

Diversified Strategic	Number of	Expiration	Basis	Market	Unrealized
Income Portfolio	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
Federal Republic of Germany 10 Year Bonds	28	3/07	$4,319,198	$4,287,172	$(32,026)
Libor Futures	36	9/07	8,333,368	8,330,036	(3,332)
U.S. Treasury 2 — Year Notes	49	3/07	10,023,792	9,997,531	(26,261)
U.S. Treasury 5 — Year Notes	42	3/07	4,437,023	4,412,625	(24,398)

					(86,017)

Contracts to Sell:
U.S. Treasury 10-Year Notes	77	3/07	$8,331,342	$8,275,094	$56,248
U.S. Treasury Bonds	10	3/07	1,131,794	1,114,375	17,419

					73,667

Net Unrealized Loss on Open Futures Contracts					$(12,350)

	Number of	Expiration	Basis	Market	Unrealized
Equity Index Portfolio	Contracts	Date	Value	Value	Loss

Contracts to Buy:
S&P 500 Index	70	3/07	$25,005,909	$24,997,000	$(8,909)

90     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
   During the year ended December 31, 2006, the Diversified Strategic Income Portfolio entered into mortgage dollar roll transactions in the aggregate amount of $233,971,173. For the year ended December 31, 2006, the Fund recorded interest income of $240,844 related to such mortgage rolls. At December 31, 2006, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $24,965,133 for scheduled settlements on January 11, 17 and 22, 2007.
   During the year ended December 31, 2006, written option transactions for Diversified Strategic Income Portfolio were as follows:

	Number of Contracts	Premiums

Options written, outstanding December 31, 2005	—	—
Options written	3,600,392	$122,997
Options closed	(3,600,329)	(104,687)
Options expired	—	—

Options written, outstanding December 31, 2006	63	$18,310

4.	Class Specific Expenses
Certain Funds have adopted a Rule 12b-1 distribution plan and under that plan the Equity Index Portfolio and Aggressive Growth Portfolio each pay a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets attributable to Class II shares. Distribution fees are accrued daily and paid monthly.
For the year ended December 31, 2006, class specific expenses were as follows:

			Shareholder Reports
	Distribution Fees	Transfer Agent Fees	Expenses

Equity Index Portfolio
Class I	—	$266	$47,493
Class II	$578,560	301	22,952

Total	$578,560	$567	$70,445

Aggressive Growth Portfolio
Class I	—	$167	$13,272
Class II	$86,458	302	13,430

Total	$86,458	$469	$26,702

Legg Mason Partners Variable Portfolios II 2006 Annual Report      91

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Diversified Strategic Income Portfolio:
Net Investment Income	$4,336,895	$5,001,106
Return of Capital	213,110	—

Total	$4,550,005	$5,001,106

Equity Index Portfolio:
Net Investment Income
Class I	$22,340,094	$21,430,279
Class II	3,002,650	2,871,278

Total	$25,342,744	$24,301,557

Net Realized Gains
Class I	$17,476,492	—
Class II	2,826,656	—

Total	$20,303,148	—

Growth and Income Portfolio:
Net Investment Income
Class I	$42,002	$40,002

Net Realized Gains
Class I	$71,898	—

   For the year ended December 31, 2006 and the year ended December 31, 2005, the Aggressive Growth Fund did not make any distributions.

6.	Shares of Beneficial Interest
At December 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Equity Index Portfolio, Growth & Income Portfolio and Aggressive Growth Portfolio have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.
   On August 30, 2002, the Aggressive Growth Portfolio created a separate class of shares designated as Class II shares. Prior to that date, these Funds issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2006, Growth and Income Portfolio had not issued any Class II shares.

92     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
Transactions in shares of each Fund were as follows:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005

	Shares	Amount	Shares	Amount

Diversified Strategic Income Portfolio
Shares sold	73,186	$669,714	559,692	$5,234,458
Shares issued on reinvestment	508,949	4,550,005	552,927	5,001,106
Shares repurchased	(1,985,939)	(18,122,599)	(1,970,148)	(18,480,976)

Net Decrease	(1,403,804)	$(12,902,880)	(857,529)	$(8,245,412)

Equity Index Portfolio
Class I
Shares sold	2,330,517	$74,547,870	1,783,407	$52,469,338
Shares issued on reinvestment	1,160,870	39,816,585	699,911	21,430,279
Shares repurchased	(8,590,939)	(275,013,337)	(3,243,069)	(96,663,549)

Net Decrease	(5,099,552)	$(160,648,882)	(759,751)	$(22,763,932)

Class II
Shares sold	205,374	$6,551,875	917,995	$27,034,778
Shares issued on reinvestment	169,804	5,829,307	93,715	2,871,278
Shares repurchased	(1,251,871)	(40,294,001)	(1,001,831)	(29,736,784)

Net Increase (Decrease)	(876,693)	$(27,912,819)	9,879	$169,272

Growth and Income Portfolio
Shares sold	119,250	$632,843	199,677	$966,534
Shares issued on reinvestment	20,123	113,900	7,828	40,002
Shares repurchased	(371,333)	(1,950,784)	(414,168)	(2,016,392)

Net Decrease	(231,960)	$(1,204,041)	(206,663)	$(1,009,856)

Aggressive Growth Portfolio
Class I
Shares sold	132,390	$3,244,792	473,718	$10,157,123
Shares repurchased	(217,697)	(5,312,598)	(72,209)	(1,562,217)

Net Increase (Decrease)	(85,307)	$(2,067,806)	401,509	$8,594,906

Class II
Shares sold	854,079	$20,924,104	342,024	$7,232,616
Shares repurchased	(256,501)	(6,160,458)	(110,836)	(2,372,640)

Net Increase	597,578	$14,763,646	231,188	$4,859,976

Legg Mason Partners Variable Portfolios II 2006 Annual Report      93

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal year ended December 31, 2006, were as follows:

	Diversified Strategic	Equity Index	Growth and
	Income Portfolio	Portfolio	Income Portfolio

Distributions paid from:
Ordinary Income	$4,336,895	$25,342,744	$42,002
Net Long-term Capital Gains	—	20,303,148	71,898
Tax Return of Capital	213,110	—	—

Total Distributions Paid	$4,550,005	$45,645,892	$113,900

   The Aggressive Growth Portfolio did not make any distributions during the fiscal year ended December 31, 2006.
   The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

	Diversified Strategic	Equity Index	Growth and
	Income Portfolio	Portfolio	Income Portfolio

Distributions paid from:
Ordinary Income	$5,001,106	$24,301,557	$40,002
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$5,001,106	$24,301,557	$40,002

   The Aggressive Growth Portfolio did not make any distributions during the fiscal year ended December 31, 2005.

94     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
   As of December 31, 2006 the components of accumulated earnings on a tax basis were as follows:

	Diversified
	Strategic						Aggressive
	Income		Equity Index		Growth and		Growth
	Portfolio		Portfolio		Income Portfolio		Portfolio

Undistributed ordinary income — net	—		$807,235		$3,054		—
Undistributed long-term capital gains — net	—		3,596,932		192,539		$101,108

Total undistributed earnings	—		4,404,167		195,593		101,108
Capital loss carryforward*	$(8,218,196)		—		(30,162)		—
Other book/tax temporary differences	(31,814	) (a)	(13,048	) (c)	(2,325	)(e)	(4,713	) (e)
Unrealized appreciation/(depreciation)	545,146	(b)	272,728,275	(d)	2,417,935	(d)	13,972,332	(f)

Total accumulated earnings/(losses) — net	$(7,704,864)		$277,119,394		$2,581,041		$14,068,727

*	During the taxable year ended December 31, 2006, Equity Index Portfolio utilized $7,879,134, Growth and Income Portfolio utilized $595,487, and Aggressive Growth Portfolio utilized $577,590, of each of their respective capital loss carryovers available from prior years. As of December 31, 2006 the Funds had the following net capital loss carryforwards remaining:

	Diversified
	Strategic Income	Growth and
Year of Expiration	Portfolio	Income Portfolio

12/31/2008	$(448,818)	—
12/31/2009	(4,543,816)	—
12/31/2010	(2,118,955)	—
12/31/2011	—	$(30,162)
12/31/2014	(1,106,607)	—

	$(8,218,196)	$(30,162)

These amounts will be available to offset any future tax capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

(c)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the treatment of distributions from real estate investment trusts and the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(e)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(f)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to differences in the book/tax treatment of various items.
   Due to the proposed reorganization described in Note 11, the expiration dates of these loss carryforwards will move up by one year.

Legg Mason Partners Variable Portfolios II 2006 Annual Report      95

Notes to Financial Statements (continued)

8.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been

96     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Variable Portfolios II 2006 Annual Report      97

Notes to Financial Statements (continued)
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization
Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these

98     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Notes to Financial Statements (continued)
initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statements of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.
   The Board and the shareholders approval of a reorganization pursuant to which Growth and Income Portfolio’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio was obtained at the October 19, 2006 shareholder meeting. It is expected that Growth and Income Portfolio will be terminated, and shares of the Acquiring Portfolio will be distributed to Growth and Income Portfolio shareholders on or about April 30, 2007.
   The Board and the shareholders approval of a reorganization pursuant to which Aggressive Growth Portfolio’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Variable Portfolios III — Legg Mason Partners Variable Aggressive Growth Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio was obtained at the October 19, 2006 shareholder meeting. It is expected that the Aggressive Growth Portfolio will be terminated, and shares of the Acquiring Portfolio will be distributed to Aggressive Growth Portfolio shareholders on or about April 30, 2007.

12.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Funds will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds has determined that adopting FIN 48 will not have a material impact on the Funds’ financial statements.

Legg Mason Partners Variable Portfolios II 2006 Annual Report      99

Notes to Financial Statements (continued)
* * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

100     Legg Mason Partners Variable Portfolios II 2006 Annual Report

Report of Independent Registered
Public Accounting Firm
The Shareholders and Board of Trustees
Legg Mason Partners Variable Portfolios II:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written, of Legg Mason Partners Variable Diversified Strategic Income Portfolio (formerly Diversified Strategic Income Portfolio), Legg Mason Partners Variable Equity Index Portfolio (formerly Equity Index Portfolio), Legg Mason Partners Variable Aggressive Growth Portfolio (formerly Salomon Brothers Variable Aggressive Growth Fund) and Legg Mason Partners Variable Growth and Income Portfolio (formerly Salomon Brothers Variable Growth & Income Fund), each a series of Legg Mason Partners Variable Portfolios II (formerly Greenwich Street Series Fund), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Diversified Strategic Income Portfolio, Legg Mason Partners Variable Equity Index Portfolio, Legg Mason Partners Variable Aggressive Growth Portfolio and Legg Mason Partners Variable Growth and Income Portfolio as of December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
February 21, 2007

Legg Mason Partners Variable Portfolios II 2006 Annual Report      101

Board Approval of Management and Subadvisory
Agreements (unaudited)
Legg Mason Partners Variable Equity Index Portfolio
At meetings held in person on June 28, 2006 and October 18, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Legg Mason Partners Variable Portfolio II or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved new subadvisory agreement between the Manager and Batterymarch Financial Management, Inc. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with TIMCO Asset Management, Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of

102     Legg Mason Partners Variable Portfolios II

Board Approval of Management and Subadvisory
Agreements (unaudited)(continued)
investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.
   In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the

Legg Mason Partners Variable Portfolios II      103

Board Approval of Management and Subadvisory
Agreements (unaudited)(continued)
terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

104     Legg Mason Partners Variable Portfolios II

Additional Information (unaudited)
Information about Trustees and Officers
The business and affairs of Legg Mason Partners Variable Portfolios II (formerly known as The Greenwich Street Series Fund) (the “Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about each Fund’s Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	Trustee

Non-Interested Trustees:
Dwight B. Crane c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1995	Professor — Harvard Business School	46	None

Burt N. Dorsett c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1930	Trustee	Since 1991	President — Dorsett McCabe Capital Management Inc. (from 1986 to 2004); Chief Investment Officer of Leeb Capital Management, Inc. (from 1999 to 2003)	24	None

Stephen E. Kaufman c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1932	Trustee	Since 1995	Attorney	36	Trustee Consulting Group Capital Markets Funds

Legg Mason Partners Variable Portfolios II      105

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	Trustee

Cornelius C. Rose, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer — Performance Learning Systems	24	None

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”), (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Adviser, Inc. (from 2002 to 2005)	162	None

106     Legg Mason Partners Variable Portfolios II

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	Trustee

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, controller of certain mutual funds associated with certain predecessor firms of Legg Mason or its predecessors (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Legg Mason Partners Variable Portfolios II      107

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stanford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

108     Legg Mason Partners Variable Portfolios II

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	Trustee

Robert J. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Portfolios II      109

Additional Shareholder Information (unaudited)
Legg Mason Partners Variable Portfolios II
Results of Special Meeting of Shareholders
On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number abstentions as to the following proposals: (1) elect Board Members and (2) Regroup and Reorganize Fund.
Proposal 1: Elect Board Members †

		Authority
Nominees	Votes For	Withheld	Abstentions

Elliot J. Berv	140,813,932.433	3,408,687.974	0.000
A. Benton Cocanougher	140,718,328.254	3,504,292.153	0.000
Jane F. Dasher	140,789,923.768	3,432,696.639	0.000
Mark T. Finn	140,897,904.605	3,324,715.802	0.000
Rainer Greeven	140,625,899.187	3,596,721.220	0.000
Stephen Randolph Gross	140,797,171.056	3,425,449.351	0.000
Richard E. Hanson, Jr.	140,843,254.703	3,379,365.704	0.000
Diana R. Harrington	140,784,771.620	3,437,848.787	0.000
Susan M. Heilbron	140,787,678.197	3,434,942.210	0.000
Susan B. Kerley	140,866,572.897	3,356,047.510	0.000
Alan G. Merten	140,929,124.146	3,293,496.261	0.000
R. Richardson Pettit	140,895,808.240	3,326,812.167	0.000
R. Jay Gerken, CFA	140,615,950.670	3,606,669.737	0.000

†	Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.
Proposal 2: Regroup and Reorganize Fund

		Votes
	Votes For	Against	Abstentions
Item Voted On

Agreement and Plan Reorganization	138,892,341.377	2,366,755.369	2,963,523.661

110     Legg Mason Partners Variable Portfolios II

Additional Shareholder Information (unaudited)
(continued)
Results of Special Meeting of Shareholders
   On October 19, 2006, a Special Meeting of Shareholder was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Legg Mason Partners Variable Growth and Income Portfolio (the “Acquired Fund”), in exchange for shares of the corresponding Legg Mason Partners Variable Appreciation Portfolio (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund. The following table provides the number of votes cast for, against, as well as the number of abstentions and non-votes for the matter voted on at the Special Meeting of Shareholders:
Approval of Agreement and Plan of Reorganization

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

Agreement and Plan Reorganization	1,567,36.759	37,698,910	371,015,196	0.00

   On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Funds’ Board Members. The following tables provide the number of votes cast for, against, as well as the number of abstentions as to the following proposals: (1) Reorganization as Corresponding Series of an Existing Trust, (2) Reorganization as Series of a Maryland Business Trust and (3) Revise Fundamental Investment Policies.
Proposal 1: Reorganization as Corresponding Series of an Existing Trust

		Votes
Fund	Votes For	Against	Abstentions

Legg Mason Partners Variable Diversified Strategic Income Portfolio	7,985,972.218	141,681.220	273,589.582
Legg Mason Partners Variable Equity Index Portfolio	47,389,508.413	962,913.105	1,064,783.328
Legg Mason Partners Variable Growth and Income Portfolio	1,881,050.726	85,502.476	1,675.620
Legg Mason Partners Variable Aggressive Growth Portfolio	2,753,343.256	65,662.848	61,477.875

Proposal 2: Reorganization as Series of a Maryland Business Trust

		Votes
	Votes For	Against	Abstentions
Fund

Legg Mason Partners Variable Equity Index Portfolio	47,417,949.934	908,507.469	1,090,747.443
Legg Mason Partners Variable Growth and Income Portfolio	1,881,050.726	85,502.476	1,675.620
Legg Mason Partners Variable Aggressive Growth Portfolio	2,748,812.043	65,802.956	65,868.980

Legg Mason Partners Variable Portfolios II      111

Additional Shareholder Information (unaudited)
(continued)
Proposal 3: Revise Fundamental Investment Policies
Legg Mason Partners Variable Diversified Strategic Income Portfolio

		Votes
Items Voted On	Votes For	Against	Abstentions

Borrowing Money	7,731,095.446	354,468.859	315,678.715
Underwriting	7,874,641.348	212,667.056	313,934.616
Lending	7,914,505.916	222,211.031	264,526.073
Issuing Senior Securities	7,956,146.752	178,868.107	266,228.161
Real Estate	7,964,436.080	186,477.679	250,329.261
Commodities	7,863,744.205	286,384.923	251,113.892
Concentration	8,018,218.223	132,695.536	25,329.261
Diversification	7,783,364.638	212,603.490	405,274.892
Non-Fundamental	7,639,713.118	293,549.267	467,980.635

Legal Mason Partners Variable Equity Index Portfolio

		Votes
	Votes For	Against	Abstentions
Items Voted On

Borrowing Money	46,915,675.478	1,364,041.687	1,137,487.681
Underwriting	46,983,738.868	1,069,727.500	1,363,738.478
Lending	47,038,066.077	1,002,348.828	1,376,789.941
Issuing Senior Securities	47,121,478.053	998,482.132	1,297,244.661
Real Estate	47,039,308.759	1,060,763.380	1,317,132.707
Commodities	46,969,130.056	1,083,476.141	1,364,598.649
Concentration	46,883,971.689	1,149,536.882	1,383,696.275
Diversification	47,039,946.362	1,029,160.009	1,348,098.475
Non-Fundamental	46,534,785.803	1,410,448.046	1,471,970.997

Legal Mason Partners Variable Growth and Income Portfolio

		Votes
Items Voted On	Votes For	Against	Abstentions

Borrowing Money	1,881,050.726	85,502.476	1,675.620
Underwriting	1,881,050.726	85,502.476	1,675.620
Lending	1,881,050.726	85,502.476	1,675.620
Issuing Senior Securities	1,881,050.726	85,502.476	1,675.620
Real Estate	1,881,050.726	85,502.476	1,675.620
Commodities	1,881,050.726	85,502.476	1,675.620
Concentration	1,881,050.726	85,502.476	1,675.620
Diversification	1,881,050.726	85,502.476	1,675.620
Non-Fundamental	1,881,050.726	85,502.476	1,675.620

112     Legg Mason Partners Variable Portfolios II

Additional Shareholder Information (unaudited)
(continued)
Legal Mason Partners Variable Aggressive Growth Portfolio

		Votes
Items Voted On	Votes For	Against	Abstentions

Borrowing Money	2,743,246.502	73,024.246	64,213.231
Underwriting	2,753,911.297	45,179.592	81,393.090
Lending	2,757,680.211	47,659.223	75,144.545
Issuing Senior Securities	2,762,468.087	43,460.271	74,555.621
Real Estate	2,765,140.877	43,460.263	71,882.839
Commodities	2,759,768.554	48,038.863	72,676.562
Concentration	2,772,657.115	43,337.377	64,489.487
Diversification	2,746,890.426	67,405.857	66,187.696
Non-Fundamental	2,714,234.275	90,256.342	75,993.362

   On February 9, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against, as well as the number of abstentions as to the following proposal: (1) Regroup and reorganize Fund.
Proposal 1: Agreement and Plan Reorganization

		Votes
Item Voted On	Votes For	Against	Abstentions

Agreement and Plan Reorganization	2,175,107,497	24,307,533	171,730,719

Legg Mason Partners Variable Portfolios II      113

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

	Diversified Strategic	Equity Index	Growth and
	Income Portfolio	Portfolio	Income Portfolio

Record Date:	12/26/2006	12/26/2006	12/26/2006
Payable Date:	12/27/2006	12/27/2006	12/27/2006

Ordinary Income:
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	100.00%	100.00%

Long-Term Capital Gain Dividend	—	$0.422644	$0.037098
Tax Return of Capital	4.68%

   Please retain this information for your records.

114     Legg Mason Partners Variable Portfolios II

Legg Mason Partners Variable Portfolios II

TRUSTEES
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISERS
Batterymarch Financial Management, Inc. ClearBridge Advisors, LLC Western Asset Management Co. Western Asset Management Co. Ltd.

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of shareholders of the Legg Mason Partners Variable Portfolios II – Legg Mason Partners Variable Diversified Strategic Income, Legg Mason Partners Variable Equity Index, Legg Mason Partners Variable Growth and Income and Legg Mason Partners Variable Aggressive Growth Portfolios, and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2007 Legg Mason
Investors Services, LLC
Member NASD, SIPC

FD04091 2/07 SR07-275

Legg Mason Partners
Variable Portfolios II
Legg Mason Partners
Variable Diversified
Strategic Income Portfolio

Legg Mason Partners
Variable Equity Index
Portfolio

Legg Mason Partners
Variable Growth and
Income Portfolio

Legg Mason Partners
Variable Aggressive
Growth Portfolio

The Funds are separate investment funds of the Legg Mason Partners Variable Portfolios II, a Massachusetts business trust.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $144,500 in 2005 and $123,400 in 2006.
b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolios II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,300 in 2005 and $14,400 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Portfolios II
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolios II requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Portfolios II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolios II during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.
(h) Yes. Legg Mason Partners Variable Portfolios II’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolios II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Portfolios II

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios II
Date: March 9, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios II
Date: March 9, 2007

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios II
Date: March 9, 2007